File No. __________

As filed with the SEC on August 9, 2017

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED MDT EQUITY TRUST

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Acquisition of the assets of

FEDERATED CLOVER VALUE FUND

(A Portfolio of Federated Equity Funds)

By and in exchange for

Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares

of

FEDERATED MDT LARGE CAP VALUE FUND

(A Portfolio of Federated MDT Equity Trust)

And

Acquisition of the assets of

FEDERATED MDT LARGE CAP VALUE FUND

By and in exchange for

Class A Shares, Institutional Shares, Service Shares and Class R6 Shares

of

FEDERATED MDT LARGE CAP VALUE FUND

(A Portfolio of Federated MDT Equity Trust)

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares, and Class R6 Shares,

without par value, of

Federated MDT Large Cap Value Fund

It is proposed that this filing will become effective

on September 8, 2017 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement–
Please Vote Today!
Federated Clover Value Fund
A Portfolio of Federated Equity Funds
Federated MDT Large Cap Value Fund
Time is of the essence. Voting only takes a few minutes and your participation is important!
We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the proposal.
Thank you in advance for your vote and your continued support of the Federated Funds.
Federated Clover Value Fund (“FCVF”), a portfolio of Federated Equity Funds, and Federated MDT Large Cap Value Fund (“FMLCV” and, together with FCVF, the “Reorganizing Funds”) will each hold a special meeting of shareholders on November 6, 2017. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to seek approval from shareholders for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on this proposal, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize the Reorganizing Funds into Federated MDT Large Cap Value Fund (the “Surviving Fund”), a portfolio of Federated MDT Equity Trust (the “Reorganization”). The Federated MDT Equity Trust is a newly created Delaware statutory trust and the Surviving Fund its only series, created to be the Surviving Fund in the Reorganization. The Surviving Fund is expected to be the legal entity survivor of the Reorganization. FMLCV is expected to be the accounting and tax survivor of the Reorganization.
Why has the Board of Trustees recommended that I vote in favor of the proposals?
•	The Board of Trustees of Federated Equity Funds and the Board of Trustees of FMLCV, including the Independent Trustees of each, respectively, unanimously recommend that you vote in favor of the proposal because each Board believes that the Reorganization is in the best interests of the Reorganizing Funds and their shareholders and that the interests of the existing shareholders of the Reorganizing Funds will not be diluted as a result of the Reorganization.
•	After the Reorganization, shareholders of the Reorganizing Funds will be invested in a fund with greater assets, net share class expense ratios lower than or equal to the existing ratios in FCVF and equivalent to those in FMLCV and the stronger historical performance of FMLCV's strategy.
Please see the section entitled “Summary—Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

How will the Reorganization affect my investment?
•	The value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the exchange of your shares. You will receive shares of the Surviving Fund (“Shares”) with a total dollar value equal to the total dollar value of the Reorganizing Fund shares (“Shares”) that you own at the time of the Reorganization.

If you own Shares in:	If you own Shares in	You will receive Shares of:
Federated Clover Value Fund	Federated MDT Large Cap Value Fund	Surviving Fund
Class A Shares	Class A Shares	Class A Shares
Class B Shares		Class B Shares
Class C Shares		Class C Shares
Class R Shares		Class R Shares
Institutional Shares	Institutional Shares	Institutional Shares
	Service Shares	Service Shares
	Class R6 Shares	Class R6 Shares

•	The Reorganization is expected to be tax-free under the Internal Revenue Code of 1986, as amended.
•	FCVF will distribute any undistributed income and net capital gains accumulated prior to the Reorganization to its shareholders. All or a portion of any net capital gain realized by FMLCV as of October 31, 2017 will be distributed to its shareholders prior to the Reorganization. These distributions, if any, will be taxable.
When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about November 17, 2017.
Who will pay for the Reorganization?
The Reorganizing Funds are being requested to bear direct proxy expenses, including mailing, processing, tabulation, printing and solicitation costs and expenses, as applicable, associated with the Reorganization as well as the costs of filing, printing and mailing supplements to the prospectuses of the Reorganizing Funds informing shareholders of the Reorganization. Additionally, each respective Reorganizing Fund will bear the brokerage expenses associated with aligning its portfolio with the Surviving Fund's investment strategy. Due to the fact that FMLCV and the Surviving Fund share substantially identical investment objectives and strategies, it is not anticipated that FMLCV will realign its portfolio prior to the Reorganization in order to better align with the expected portfolio of the Surviving Fund. It is expected that FCVF will engage in some realignment of its portfolio in anticipation of the Reorganization. For additional details, please see the “Reasons for the Proposed Reorganization” section below.
Will my current account options transfer over to my new account?
Yes, these servicing features will transfer automatically to your Surviving Fund account. However, if you participate in a systematic investment program, you will receive a communication requesting that you confirm your continued participation in such a plan.
What should I do in connection with the Reorganization?
Please vote your Shares today. If the Reorganization is approved, your Shares will automatically be exchanged for Surviving Fund Shares. Please do not attempt to make the exchange into the Surviving Fund yourself.
How do I vote?
There are several ways in which you can cast your vote:
•	Online –Use the web address on the proxy card;
•	Telephone –Use the toll-free telephone number on the proxy card;
•	Mail –Complete and return the proxy card in the enclosed postage paid envelope; or
•	In Person at the November 6, 2017, meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to ask you to cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.

Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees of FCVF, the Board of Trustees of FMLCV, and the Board of Trustees of the Surviving Fund have each unanimously approved this proposal.
The Board of Trustees of FCVF, the Board of Trustees of FMLCV, and the Board of Trustees of the Surviving Fund recommend that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED CLOVER VALUE FUND
FEDERATED MDT LARGE CAP VALUE FUND
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD NOVEMBER 6, 2017
TO SHAREHOLDERS OF FEDERATED CLOVER VALUE FUND and FEDERATED MDT LARGE CAP VALUE FUND:
Special meetings of the shareholders of Federated Clover Value Fund, (FCVF) and Federated MDT Large Cap Value Fund (FMLCV) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on November 6, 2017, for the following purposes:
(1) To approve or disapprove proposed Agreements and Plans of Reorganization pursuant to which Federated MDT Large Cap Value Fund, a new series of the Federated MDT Equity Trust created to be the surviving fund in this reorganization (Surviving Fund) would first acquire all of the assets of an existing fund by the same name (“FMLCV”) (subject to the stated liabilities accrued and reflected in the books and records and net asset value of FMLCV) and then acquire all or substantially all of the assets of Federated Clover Value Fund (“FCVF”) in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares of the Surviving Fund to be distributed pro rata by FMLCV and FCVF to their shareholders of Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares, respectively (as applicable), in complete liquidation and dissolution of both FMLCV and FCVF;
and to transact such other business as may properly come before the special meetings or any adjournment thereof.
Any such vote in FAVOR or AGAINST the Proposal(s) will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting.
The record date for determination of shareholders entitled to vote at the meetings has been fixed at September 6, 2017.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
September 18, 2017

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
September 18, 2017
Acquisition of the assets of
FEDERATED CLOVER VALUE FUND
A Portfolio of Federated Equity Funds
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
AND
Acquisition of the assets of
FEDERATED MDT LARGE CAP VALUE FUND
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED MDT LARGE CAP VALUE FUND
A Portfolio of Federated MDT Equity Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization of Federated Clover Value Fund (FCVF), with and into Federated MDT Large Cap Value Fund (“Surviving Fund”) (the “FCVF Plan”), and pursuant to the Agreement and Plan of Reorganization of Federated MDT Large Cap Value Fund (“FMLCV”), with and into the Surviving Fund (the “FMLCV Plan” and, together with the FCVF Plan, the “Plans”). The Surviving Fund is a newly created series of the Federated MDT Equity Trust, established to be the Surviving Fund in this Reorganization. Under their respective Plans, FCVF would transfer all or substantially all of its assets and FMLCV would transfer all of its assets (subject to the stated liabilities accrued and reflected in the books and records and net asset value of FMLCV (“Stated Liabilities”) to the Surviving Fund, in exchange for Shares of the Surviving Fund. The Surviving Fund is expected to be the legal survivor and FMLCV is expected to be the accounting and tax survivor in the Reorganization. Shares of the Surviving Fund will be distributed pro rata by both FCVF and FMLCV to their shareholders in complete liquidation, dissolution and termination of FCVF and FMLCV. As a result of the Reorganization, each shareholder holding Shares of FCVF will become the shareholder of shares of the Surviving Fund, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in FCVF on the date of the Reorganization (the “Closing Date”). Similarly, each shareholder holding Shares of FMLCV will become the shareholder of shares of the Surviving Fund, having a total NAV equal to the total NAV of the shareholder's holdings in FMLCV on the Closing Date. For purposes of this Prospectus/Proxy Statement, each of FCVF, FMLCV and the Surviving Fund may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
In the event that the Reorganization is not approved by either Reorganizing Fund, Federated would consider alternative courses of action, including reducing or eliminating its existing fee waivers for the Reorganizing Funds and/or liquidating either or both of the Reorganizing Funds. In the event that the Reorganization is approved by FMLCV shareholders but is not approved by FCVF shareholders, the Reorganization would proceed with only FMLCV and Federated would consider alternative courses of action with respect to FCVF, including reducing or eliminating its fee waivers and/or liquidating that Fund. In the event that the Reorganization is approved by FCVF shareholders, but is not approved by FMLCV shareholders, the Reorganization would not proceed. Finally, in the event that the Reorganization is approved by the shareholders of one of the Reorganizing Funds, but the other Reorganizing Fund is unable to obtain quorum and adjourns for further solicitation, then the entire Reorganization will be postponed until such time as a final approval (or disapproval) of the Reorganization is rendered by the other Fund's shareholders.
The Board of Trustees of Federated Equity Funds (the “FCVF Board”), the Board of Trustees of FMLCV (the “FMLCV Board”), and the Board of Trustees of the Surviving Fund (the “Surviving Fund Board” and, together with the FCVF Board and the FMLVF Board, the “Boards”) have determined that the Reorganization is in the best interests of FCVF, FMLCV and the Surviving Fund, and that interests of the existing shareholders of FCVF and FMLCV and the Surviving Fund will not be diluted as a result of the Reorganization. The Boards are recommending that shareholders of FCVF and FMLCV approve the Plans. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be tax-free for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objectives of FCVF, FMLCV and the Surviving Fund are provided in the chart below. For a more detailed comparison of the investment objectives, policies, limitations and risks of the Funds see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.
Investment Objectives
FCVF Reorganizing Fund	FMLCV Reorganizing Fund	“New” FMLCV Surviving Fund
To seek capital appreciation	To seek to provide growth of income and capital	To seek to provide growth of income and capital*

*	Non-fundamental policy
This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FCVF, dated November 30, 2016, the Prospectus for FMLCV, dated January 17, 2017, and the Prospectus for the Surviving Fund, dated [August 31], 2017, which are incorporated herein by reference. The Statement of Additional Information (“SAI”) dated September 18, 2017 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by the Surviving Fund with the Securities and Exchange Commission (SEC) and is incorporated herein by reference.
A prospectus and SAI for FCVF, dated November 30, 2016, 2017 (File Nos.: 2-91090 and 811-4017) have been filed with the SEC and are incorporated herein by reference.
A prospectus and SAI for FMLCV, dated January 17, 2017 (File Nos.: 2-75756 and 811-3385) have been filed with the SEC and are incorporated herein by reference.
A prospectus and SAI for the Surviving Fund, dated [August 31], 2017 (File No. 333-218374 and 811-23259) have been filed with the SEC and are incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Statement of Additional Information for the Surviving Fund dated [August 31], 2017 (File Nos. 333-218374 and 811-23259);
2. Annual Report for FCVF dated September 30, 2016 (File Nos.: 2-91090 and 811-4017);
3. Annual Report for FMLCV dated October 31, 2016 (File Nos.: 2-75756 and 811-3385);
4. Semi-Annual Report for FCVF dated March 31, 2017 (File Nos.: 2-91090 and 811-4017); and
5. Semi-Annual Report for FMLCV dated April 30, 2017 (File Nos.: 2-75756 and 811-3385).
Copies of these materials and other information about the Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. or by visiting the Funds' web sites at FederatedInvestors.com. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 6, 2017: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. Forms of the Agreements and Plans of Reorganization (the “Plans”) pursuant to which the reorganization (the “Reorganization”) will be conducted are attached to this Prospectus/Proxy Statement as Annex A. The prospectus of the Surviving Fund also accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, FMLCV will transfer all of its assets to the Surviving Fund (subject to the stated liabilities accrued and reflected in the books and records and net asset value of FMLCV (“Stated Liabilities”) in exchange for Class A Shares, Class R6 Shares, Service Shares and Institutional Shares of the Surviving Fund. Additionally, FCVF will transfer all, or substantially all, of its assets to the Surviving Fund in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Shares of the Surviving Fund. The Reorganizing Funds will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to the Surviving Fund, but are not expected to be material in amount. FCVF will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. The Stated Liabilities of FMLCV will be transferred to the Surviving Fund. In doing so, pursuant to a policy reviewed with the Board, FCVF will set aside cash to satisfy its liabilities, which cash would be placed in a “closed fund pool” used to pay the expenses and not be transferred to the Surviving Fund. If, after the Closing Date, additional cash in excess of accrued expenses recorded on FCVF's books on or before the Closing Date are received by or returned to FCVF, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by the Advisers and their affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by the Surviving Fund. Moreover, any amounts received or returned that are not retained by FCVF's Advises or its affiliates should be remitted to the Surviving Fund. The Surviving Fund is expected to be the legal survivor, while FMLCV is expected to be the accounting and tax survivor of the Reorganization. The Surviving Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares will be distributed pro rata by the Reorganizing Funds to their shareholders in complete liquidation and dissolution of each Reorganizing Fund. As a result of the Reorganization, each shareholder of the Reorganizing Funds' Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares, as applicable, will become the shareholder of Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares of the Surviving Fund having a total NAV equal to the total NAV of the shareholder's holdings in his or her respective Reorganizing Fund on the date of the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION
FCVF's fundamental investment objective is to seek capital appreciation. FMLCV's fundamental investment objective is to seek to provide growth of income and capital. Similarly, the investment objective of the Surviving Fund is to seek to provide growth of income and capital, but it is non-fundamental.
The Reorganization was recommended to the Boards because it will provide the Reorganizing Funds' shareholders with a fund with greater assets, net share class expense ratios lower than or equal to the existing ratios in FCVF and equivalent to those in FMLCV and the stronger historical performance of FMLCV's strategy.
As of July 31, 2017, the total net assets were $680,045,871 for FCVF and $738,632,280 for FMLCV. The Surviving Fund was created to be the surviving fund in this Reorganization. Accordingly, as of the date of this Prospectus/Proxy Statement, the Surviving Fund had not yet commenced investment operations. The Surviving Fund will officially commence operations upon completion of the Reorganization.
Both Federated Global Investment Management Corp., the investment adviser to FCVF, and Federated MDTA LLC, the investment adviser to both FMLCV and the Surviving Fund (together, the “Advisers”) believe that the proposed Reorganization will result in shareholders of the Reorganizing Funds receiving shares in a combined fund with greater assets, net share class expense ratios lower than or equal to the existing ratios in FCVF and equivalent to those in FMLCV and the stronger historical performance of FMLCV. In the event that the Reorganization is not approved by either Reorganizing Fund, Federated would consider alternative courses of action, including reducing or eliminating its existing fee waivers for the Reorganizing Funds and/or liquidating either or both of the Reorganizing Funds. In the event that the Reorganization is approved by FMLCV shareholders but is not approved by FCVF shareholders, the Reorganization would proceed with only FMLCV and Federated would consider alternative courses of action with respect to FCVF, including reducing or eliminating its fee waivers and/or liquidating that Fund. In the event that the Reorganization is approved by FCVF shareholders, but is not approved by FMLCV shareholders, the Reorganization would not proceed. Finally, in the event that the Reorganization is approved by the shareholders of one of the Reorganizing Funds, but the other Reorganizing Fund is unable to obtain quorum and adjourns for further solicitation, then the entire Reorganization will be postponed until such time as a final approval (or disapproval) of the Reorganization is rendered by the other Fund's shareholders.
As of July 31, 2017, the total net assets of FCVF and FMLCV were as provided in the table below. The Surviving Fund is newly created and as of August 31, 2017, has not yet commenced investment operations.
Name of Fund	Share Class	Total Net Assets
Federated Clover Value Fund	Class A Shares	$509,533,428
	Class B Shares	$ 18,071,561
	Class C Shares	$ 28,603,431
	Class R Shares	$ 21,819,892
	Institutional Shares	$102,017,558

Name of Fund	Share Class	Total Net Assets
Federated MDT Large Cap Value Fund	Class A Shares	$ 25,040,214
	Class R6 Shares	$379,519,232
	Institutional Shares	$ 50,339,255
	Service Shares	$283,733,579
In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), in considering the Reorganization, the Boards took into account all pertinent factors they deemed relevant, including: (i) any changes in investment objective, restrictions and policies resulting from the Reorganization; (ii) any direct or indirect tax consequences; (iii) any effect of the Reorganization on annual fund operating expenses and fees; and (iv) any fees or expenses to be borne directly or indirectly by the Reorganizing Funds in connection with the Reorganization. (See “Board Considerations Relating to the Reorganization.”)
With respect to Reorganization-related expenses:
•	The Reorganizing Funds are being requested to bear direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses and the costs of filing, printing and mailing supplements to the Funds' registration statements) associated with the Reorganization estimated at $213,401 (or $0.0075 per share) for FCVF and $74,355 (or $0.0028 per share) for FMLCV (after operation of the contractual expense cap);
•	The Advisers will pay certain of the other direct and indirect expenses of the Reorganization on behalf of the Reorganizing Funds (consisting primarily of legal and accounting fees);
•	Brokerage expenses for the Reorganizing Funds related to the disposition of portfolio securities by the Reorganizing Funds prior to the Reorganization to better align their portfolios with the Surviving Fund's portfolio. It is not anticipated that FMLCV will engage in any such portfolio transactions specifically attributable to the Reorganization. It is anticipated that FCVF will reallocate its portfolio prior to the Reorganization and bear the associated brokerage expenses, which are estimated to be $200,000 (or $0.00705 per share).
•	There will be no dilution to shareholders in the transaction because shareholders of both the Reorganizing Funds and the Surviving Fund will, after the Reorganization, be the owners of shares of the Surviving Fund having a total net asset value equal to the total net asset value of their holdings in the Reorganizing Funds or the Surviving Fund, as applicable, on the date of the Reorganization.
In sum, the Advisers believe that the proposed Reorganization will result in shareholders of the Reorganizing Funds receiving shares in a combined fund with greater assets, net share class expense ratios lower than or equal to the existing ratios in FCVF and equivalent to those in FMLCV and the stronger historical performance of FMLCV. The Reorganizing Funds' shareholders also will be receiving such shares of the Surviving Fund in a Reorganization transaction that is intended to be tax-free and provide a more preferable tax result for shareholders as compared to a liquidation of the Reorganizing Funds.
Given the above, the expected benefits of the Reorganization inure to the shareholders of FCVF as the result of its transition to the investment operations and fee structure of the Surviving Fund (which are, in effect, the investment operations of FMLCV). In this regard, to the extent that the Reorganization is not approved by the shareholders of FMLCV (which is anticipated to be the accounting and tax survivor of the Reorganization), the Advisers believe that the expected benefits of the Reorganization for FCVF would not be present and, therefore, the Reorganization should not proceed. In this regard, with respect to FCVF, the Reorganization is contingent upon FMLCV's approval of, and successful execution of, its reorganization into the Surviving Fund. On the other hand, the expected benefits of the Reorganization inure to shareholders of FMCLV as the result of its re-domiciliation to Delaware and the corresponding removal of the contractual investment advisory fee cap, which permits FMLCV operating as the Surviving Fund the opportunity to garner additional assets by adding additional share classes. As a result, with respect to FMLCV, the Reorganization is not contingent upon FCVF's approval of the Reorganization.
By contrast, the Advisers and their affiliates, with respect to the Reorganizing Funds, will benefit from the Reorganization as a result of (i) the reorganization and dissolution of the Reorganizing Funds, and (ii) the increase in the assets of the newly organized Surviving Fund (which would increase asset-based fee revenue for the Advisers and its affiliates with respect to the Surviving Fund, but which increase would be partially offset by the fact that the Advisers would no longer be receiving asset-based fee revenue with respect to the Reorganizing Funds). Except for these two benefits, the Advisers and their affiliates would not receive a monetary benefit from the Reorganization. In considering these benefits to the Advisers, with respect to the Reorganizing Funds, the Advisers believe consideration should be given to the fact that, instead of pursuing the current Reorganization which the Advisers believe will be beneficial to the Reorganizing Funds, Surviving Fund, and the shareholders of each, the Advisers and their affiliates could either (A) reduce their voluntary waivers on the Reorganizing Funds' share classes at the time of the Reorganizing Funds' next annual updates (which could provide the Advisers with the same two benefits noted above) or (B) propose to liquidate the Reorganizing Funds (which could provide the Advisers with the first benefit noted above – the elimination of the need to “subsidize” the Reorganizing Funds).
Given the above factors, the Advisers believe that the bulk of the benefits of the Reorganization favor the Reorganizing Funds and their shareholders, as opposed to the Advisers and their affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution or the Reorganizing Funds bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Advisers and their affiliates).In consideration of the foregoing and other information in this Prospectus/Proxy Statement, the Boards, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, have determined that participation in the Reorganization is in the best interests of the Reorganizing Funds and the Surviving Fund and the interests of the existing shareholders of the Reorganizing Funds and the Surviving Fund will not be diluted as a result of the Reorganization. Therefore, the Boards have unanimously approved, and are recommending that the Reorganizing Funds' shareholders approve, the Reorganization of FCVF and FMLCV into the Surviving Fund.
TAX CONSEQUENCES
Tax-Free Reorganization under the Code
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a “tax-free reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either the Funds or their shareholders. With respect to FMLCV, the reorganization is expected to qualify as a tax-free reorganization under IRC Section 368(a)(1)(F) as a mere change in form. Pursuant to Section 368(a)(1)(F), FMLCV will transfer all of its assets to the Surviving Fund solely in exchange for shares of the Surviving Fund and the Surviving Fund's assumption of FMLCV's Stated Liabilities. In this regard, FMLCV will be both the “accounting survivor” and “tax survivor” of the Reorganization. For tax purposes, the Surviving Fund will be treated just as the FMLCV would have been treated if there had been no Reorganization. The Reorganization will not result in the termination of FMLCV's taxable year, FMLCV's tax attributes will be taken into account by the Surviving Fund as if there had been no Reorganization, and the portion of FMLCV's taxable year before the Reorganization will be included in the Surviving Fund's taxable year after the Reorganization.
Furthermore, with respect to FCVF, the Surviving Fund must acquire “substantially all” of the assets of FCVF in exchange for Surviving Fund shares and the assumption of specified FCVF's liabilities (if any), FCVF must liquidate completely as a result of the Reorganization and distribute Surviving Fund shares to their shareholders, and the Surviving Fund must either (1) use a “significant portion” of FCVF's historic assets in a business (the “asset continuity” test), or (2) continue FCVF's “historic business” (the “business continuity” test). The Advisers intend to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, the Surviving Fund must continue a significant historic business of FCVF, which generally requires that, on the date of the Reorganization, at least one-third of FCVF's assets must meet the Surviving Fund's investment objectives, strategies, policies, risks and restrictions, and that FCVF did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. The Surviving Fund may, but is not required to, retain a certain portion of FCVF's portfolio securities post-Reorganization.

The aggregate tax basis of the shares of the Surviving Fund received by the Reorganizing Funds' shareholders will be the same as the aggregate tax basis of their shares in each respective Reorganizing Fund, as applicable. Prior to the Reorganization, FCVF will distribute to its shareholders any previously undistributed ordinary income and net capital gains. All or a portion of any net capital gain realized by FMLCV as of October 31,2017 will be distributed to its shareholders prior to the Reorganization. Any such distributions will be taxable to the Reorganizing Funds' shareholders. Based upon year-to-date portfolio activity and the market value of their portfolio holdings as of June 23, 2017, FMLCV had realized net capital gains of $41.9 million or $1.60 per share, while FCVF had realized and unrealized net capital gains, net of capital loss carryforwards, totaling $63.7 million or $2.25 per share. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”
Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of the Reorganizing Funds for shares of the Surviving Fund as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of the Reorganizing Funds before the Reorganization becomes effective or sell/exchange their shares of the Surviving Fund after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
Due to the fact that FMLCV and the Surviving Fund share substantially identical investment objectives and strategies, it is not anticipated that FMLCV will need to realign or reallocate its portfolio prior to the Reorganization. Accordingly, it is not anticipated that FMLCV will incur any brokerage expenses that may be specifically attributed to the Reorganization.
With respect to FCVF, Federated anticipates that reallocation and/or realignment of the Fund's portfolio will occur and that such transactions will occur prior to the Reorganization. Because the Surviving Fund, like the current FMLCV, uses a quantitative, model-driven strategy which reallocates on a daily basis, it is difficult to provide an accurate assessment of the scope of the required reallocation of FCVF's portfolio. Based on the information currently available, it is estimated that such brokerage expenses will be approximately $200,000 or $0.00705 per share. However, the actual amounts will vary depending upon the number of transactions actually executed.
As of the Closing Date, if any such dispositions of portfolio securities from FCVF's portfolio will result in it having a net capital gain, such capital gain will be distributed to the FCVF's shareholders as a taxable distribution prior to the Reorganization being consummated. FCVF is required to make such distributions prior to the Closing Date. FMLCV, on the other hand, as the accounting and tax survivor of the Reorganization, is not required to make such distributions; however, in the interests of the shareholders of the combined fund, it will likely do so.
As of September 30, 2016, its last fiscal year end for which audited financial statements are available, FCVF had capital loss carryforwards totaling approximately $70,218,412 of which $12,401,481 will expire as of the Closing Date. As of June 23, 2017, FCVF had estimated year-to-date realized gains of approximately $56,771,854, and unrealized gains of approximately $77,151,533. In comparison, FMLCV had capital loss carryforwards totaling $0 as of October 31, 2016, its last fiscal year for which audited financial statements are available. As of June 23, 2017, FMLCV had estimated year-to-date realized gains of approximately $41,897,047, and unrealized gains of approximately $63,822,460. As of the date of this Prospectus/Proxy Statement, the Surviving Fund has not yet commenced operations.
FCVF's capital loss carryforwards that will expire as of the Closing Date are in the second to last year of their 8-year duration and are scheduled to expire, if the Reorganization does not occur, on September 30, 2018. If the Reorganization is approved, the expiration of these carryforwards will be accelerated to the Closing Date of the Reorganization. FCVF may use all or a portion of these capital loss carryforwards prior to the Closing Date to offset capital gains realized upon the disposition of securities in advance of the Reorganization.
Shareholders of the Reorganizing Funds should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF TRUSTEES OF FCVF AND THE BOARD OF TRUSTEES OF FMLCV
HAVE BOTH UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” THE
APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds.
The differences in the Funds' investment limitations are discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.

INVESTMENT OBJECTIVES AND POLICIES
The fundamental investment objective of FCVF is to seek capital appreciation. The fundamental investment objective of FMLCV is to seek to provide growth of income and capital. The non-fundamental investment objective of the Surviving Fund is to seek to provide growth of income and capital.
The Funds' investment objectives and policies as highlighted below are substantially similar. The Surviving Fund is modeled after the FMLCV, except that its investment objective is non-fundamental and, therefore, may be changed without shareholder approval. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.

INVESTMENT OBJECTIVES AND POLICIES
FCVF (Reorganizing Fund)	FMLCV (Reorganizing Fund)	Federated MDT Large Cap Value Fund (Surviving Fund)
The Fund's investment objective is to seek capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of U.S. companies with large market capitalizations. The Adviser seeks to invest in companies that it believes are undervalued relative to the market or their historic valuations. Securities with mid- or small-market capitalizations may also be held. Large-cap companies are considered to be companies with market capitalizations similar to those in the Russell 1000® Index. The Fund seeks to invest in securities of U.S. companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser will seek to identify companies whose stock is out of favor with investors. In searching for undervalued companies in which to invest, the Adviser seeks companies with the fundamental strength to capitalize on change agents, such as internal changes (e.g., management changes, restructuring or merger and acquisition activity or sales mix shifts), external changes (e.g., regulatory changes, marketplace shifts or technological advances) or companies with deep seated advantages (e.g., captive customers, pricing power, patents or strong brand names) that are undergoing short-term challenges. The Adviser generally will consider selling a security when its price target for the security has been achieved, its investment thesis has been invalidated or if it finds a more compelling investment alternative.

Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities including common stocks, preferred stocks which are convertible into common stock, and ADRs and other domestically traded securities of foreign companies which may constitute up to 20% of the Fund's assets. In addition to these equity securities, the Fund may also invest in debt securities convertible into common stock, and may invest up to 5% of its net assets in warrants and rights to purchase common stocks, and up to 10% of its net assets in equity interests issued by real estate investment trusts (REITs). Assets of the Fund not invested in the equity securities described above may be invested in other securities such as money market funds, exchange-traded funds and repurchase agreements.	The Fund's investment objective is to provide growth of income and capital.

The Fund seeks to achieve its objective by investing primarily in the common stock of large-sized, U.S. companies undervalued relative to the market. The strategy seeks to maximize return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q process, a proprietary, quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund's investment universe.

The quantitative model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental measures used in the Optimum Q process are derived from sources that include company financial statements, analyst analyses and market performance. Risk is controlled through diversification constraints which limit exposure to individual companies as well as to groups of correlated companies. The Optimum Q process also estimates trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. The Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Value Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of October 31, 2016, companies in the Russell 1000® Value Index ranged in market capitalization from $642.2 million to $605.9 billion.	The Fund's investment objective is to provide growth of income and capital.

The Fund seeks to achieve its objective by investing principally in the common stock of large-sized, U.S. companies undervalued relative to the market. The strategy seeks to maximize return while controlling risk. Individual stocks are selected for inclusion in the Fund based a proprietary, quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund's investment universe.

The quantitative model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental measures used in the process are derived from sources that include company financial statements, analyst analyses and market performance. Risk is controlled through diversification constraints which limit exposure to individual companies as well as to groups of correlated companies. The process also estimates trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. The Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Value Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of October 31, 2016, companies in the Russell 1000® Value Index ranged in market capitalization from $642.2 million to $605.9 billion.

INVESTMENT OBJECTIVES AND POLICIES - continued
FCVF (Reorganizing Fund)	FMLCV (Reorganizing Fund)	Federated MDT Large Cap Value Fund (Surviving Fund)
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investments(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

1. obtain premiums from the sale of derivative contracts;

2. realize gains from trading a derivative contract; or
3. hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.	The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in large-cap investments.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.	The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in large-cap investments.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.
COMPARISON OF RISKS
The principal investment risks of the Funds are provided in the chart below. Because FMLCV and the Surviving Fund have substantially identical investment objectives and strategies, their principal investment risks are also identical. Although FCVF's investment objectives and strategies are similar to FMLCV and the Surviving Fund, there are some differences. Specifically of note is that FCVF includes mid-cap and small-cap company risk, derivatives risk, American depository receipt (ADR) risk and ETF Risk, which risks do not apply to FMLCV and the Surviving Fund. In contrast, FMLCV and the Surviving Fund include quantitative modeling risk, which does not apply to FCVF.
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in any of the Funds.

Principal Investment Risks	Applies to FCVF Reorganizing Fund	Applies to FMLCV Reorganizing Fund	Applies to Federated MDT Large Cap Value Fund Surviving Fund
Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. *[Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.]	Yes	*Yes (with additional bracketed language)	*Yes (with additional bracketed language)
Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.	Yes	Yes	Yes
Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.	Yes	No	No
Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base, and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund's portfolio, performance and Share price.	Yes	No	No
Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.	Yes	Yes	Yes
Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.	Yes	Yes	Yes
Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.	Yes	No	No
Counterparty Credit Risk. A party to a transaction (such as a derivative transaction) involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.	Yes	No	No
Liquidity Risk. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.	Yes	No	No
Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.	Yes	No	No
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.	Yes	No	No
Exchange-Traded Funds Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	Yes	No	No

Principal Investment Risks - CONTINUED	Applies to FCVF Reorganizing Fund	Applies to FMLCV Reorganizing Fund	Applies to Federated MDT Large Cap Value Fund Surviving Fund
Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.	Yes	No	No
Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).	No	Yes	Yes
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's Board without shareholder approval. Here, the Reorganization requires approval of FCVF shareholders because FCVF has a fundamental investment policy that it may invest in commodities, whereas the Surviving Fund has a fundamental investment policy that it will not invest in commodities. Additionally, the Reorganization requires approval of FMLCV shareholders because FMLCV's investment advisory agreement contains a contractual cap on shareholder expenses, whereas the investment advisory agreement of the Surviving Fund does not have a contractual cap.
The following chart compares the fundamental and non-fundamental limitations of the Funds.
INVESTMENT LIMITATIONS
Fundamental Policies
FCVF Reorganizing Fund	FMLCV Reorganizing Fund	Federated MDT Large Cap Value Fund Surviving Fund
Borrowing Money and Issuing Senior Securities.
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.	Borrowing Money and Issuing Senior Securities.
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).	Borrowing Money and Issuing Senior Securities.
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).
Diversification.
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification.
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification.
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Investing in Commodities. The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.	Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

INVESTMENT LIMITATIONS
Fundamental Policies
Underwriting.
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting.
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting.
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending.
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending.
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending.
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration.
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.	Concentration.
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration.
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Investing in Real Estate.
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate.
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate.
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

INVESTMENT LIMITATIONS
Non-Fundamental Policies
FCVF Reorganizing Fund	FMLCV Reorganizing Fund	Federated MDT Large Cap Value Fund Surviving Fund
No corresponding limitation.	Non-Fundamental Names Rule Policy.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in equity investments.	Non-Fundamental Names Rule Policy.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in equity investments.

INVESTMENT LIMITATIONS
Non-Fundamental Policies
No corresponding limitation.	Concentration.
In applying the Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”	Concentration.
In applying the Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”
No corresponding limitation.	Restricted Securities.
The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.	Restricted Securities.
The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.
Illiquid Securities.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's assets.	Illiquid Securities.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.	Illiquid Securities.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
Investing in Other Investment Companies.
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.	No corresponding limitation.	No corresponding limitation.

INVESTMENT LIMITATIONS
Non-Fundamental Policies
Purchases on Margin.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency transactions and other financial contracts or derivative instruments.	Purchases on Margin.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency transactions and other financial contracts or derivative instruments.
Pledging Assets.
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets.
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets.
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Additional Information.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

For purposes of the above limitation regarding investing in commodities, the 1940 Act requires that a Fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to invest in commodities and prohibits a fund from purchasing commodities without shareholder approval, except in accordance with that policy. The 1940 Act does not otherwise specifically prohibit or restrict investment in commodities.

For purposes of the above limitation regarding borrowing money and issuing senior securities, the 1940 Act allows a Fund to borrow up to one-third of its assets from banks and may borrow money and issue senior securities in certain circumstances to the extent that certain conditions are met.	Additional Information.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.	Additional Information.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of each of the Reorganizing Funds are substantially similar to those for purchasing, redeeming and exchanging shares of the Surviving Fund. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization. Future transactions in the Surviving Fund will be subject to applicable sales charges.

Set forth in the tables below is information regarding the fees and expenses incurred by the Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class R6 Shares of FCVF and FMLCV (as applicable), and the anticipated pro forma fees for the Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class R6 Shares of the Surviving Fund after giving effect to the Reorganization. It is anticipated that the Surviving Fund will be the legal survivor of the Reorganization and FMLCV will be the accounting and tax survivor after the Reorganization.
Federated CLOVER VALUE Fund, Federated MDT LARGE CAP VALUE Fund and the Surviving Fund
Fees and Expenses
These tables describe: (1) the actual fees and expenses for the Class A Shares (A), Class B Shares (B), Class C Shares (C), Class R Shares (R), and Institutional Shares (IS) of FCVF for the fiscal year ended November 30, 2016; (2) the actual fees and expenses for the Class A Shares (A), Institutional Shares (IS), Service Shares (SS) and Class R6 Shares (R6) of FMLCV for the fiscal year ended October 31, 2016; and (3) the pro forma fees and expenses of the Class A Shares (A), Class B Shares (B), Class C Shares (C), Institutional Shares (IS), Service Shares (SS), Class R Shares (R) and Class R6 Shares (R6) of the Surviving Fund on a combined basis after giving effect to the Reorganization. You may qualify for certain sales charge discounts if you or your family invest at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for FCVF, FMLCV and the Surviving Fund, incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
After the Reorganization, shareholders of the Reorganizing Funds will receive share classes that have the same or lower net share class expense ratios.
It should be noted that both of the Reorganizing Funds have filed effective registration statements with respect to Class T Shares; however, neither Fund's Class T Shares have commenced operations. Accordingly, Class T Shares are not a part of the Reorganization.
This table describes (1) the actual fees and expenses for the A Shares of Federated Clover Value Fund for the fiscal year ended September 30, 2016; (2) the actual fees and expenses for the A Shares of Federated MDT Large Cap Value Fund for the fiscal year ended October 31, 2016; and (3) the pro forma fees and expenses of the A Shares of the Surviving Fund on a combined basis after giving effect to the Reorganization.
Shareholder Fees	Federated Clover Value Fund-A	Federated MDT Large Cap Value Fund-A	Surviving Fund, Pro Forma Combined-A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expense that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.68%
Distribution (12b-1) Fee	0.00%[1]	0.00%[1]	0.00%[1]
Other Expenses	0.55%	0.47%	0.51%
Acquired Fund Fees and Expenses	0.02%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.32%	1.23%	1.20%
Contractual Fee Waiver and Expense Reimbursements	N/A	(0.22)%[2]	N/A
Fee Waivers and/or Expense Reimbursements	(0.11)%[3]	(0.02)%[2]	(0.21)%[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.21%	0.99%	0.99%
1	The Fund has adopted a Distribution (12b-1) Plan for its A class pursuant to which the A class of the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).

2	Under the investment advisory contract, the Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of its average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. It should be noted that this contractual fee cap does not exist in the Surviving Fund. In addition, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's A class (after the voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A class (after the voluntary waivers and/or reimbursements) will not exceed 1.19% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.	3
The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's A class (after the voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.	4
This table describes (1) the actual fees and expenses for the B Shares of Federated Clover Value Fund for the fiscal year ended September 30, 2016; and (2) the pro forma fees and expenses of the B Shares of the Surviving Fund on a combined basis after giving effect to the Reorganization. Note that the Federated MDT Large Cap Value Fund does not have B class shares.
Shareholder Fees	Federated Clover Value Fund-B	Federated MDT Large Cap Value Fund-N/A	Surviving Fund, Pro Forma Combined-B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	N/A	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	N/A	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	N/A	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	N/A	None
Exchange Fee	None	N/A	None
Annual Fund Operating Expenses (expense that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	N/A	0.68%
Distribution (12b-1) Fee	0.75%	N/A	0.75%
Other Expenses	0.63%	N/A	0.58%
Acquired Fund Fees and Expenses	0.02%	N/A	0.01%
Total Annual Fund Operating Expenses	2.15%	N/A	2.02%
Fee Waivers and/or Expense Reimbursements	(0.21)%[1]	N/A	(0.16)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.94%	N/A	1.86%
1	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's B class (after the voluntary waivers and/or reimbursements) will not exceed 1.92% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2017 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's B class (after the voluntary waivers and/or reimbursements) will not exceed 1.85% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.	2

This table describes (1) the actual fees and expenses for the C Shares of Federated Clover Value Fund for the fiscal year ended September 30, 2016; and (2) the pro forma fees and expenses of the C Shares of the Surviving Fund on a combined basis after giving effect to the Reorganization. Note that the Federated MDT Large Cap Value Fund does not have C class shares.
Shareholder Fees	Federated Clover Value Fund-C	Federated MDT Large Cap Value Fund-N/A	Surviving Fund, Pro Forma Combined-C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	N/A	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	N/A	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	N/A	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	N/A	None
Exchange Fee	None	N/A	None
Annual Fund Operating Expenses (expense that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	N/A	0.68%
Distribution (12b-1) Fee	0.75%	N/A	0.75%
Other Expenses	0.59%	N/A	0.53%
Acquired Fund Fees and Expenses	0.02%	N/A	0.01%
Total Annual Fund Operating Expenses	2.11%	N/A	1.97%
Fee Waivers and/or Expense Reimbursements	(0.17)%[1]	N/A	(0.16)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.94%	N/A	1.81%
1	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's C class (after the voluntary waivers and/or reimbursements) will not exceed 1.92% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's C class (after the voluntary waivers and/or reimbursements) will not exceed 1.80% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
This table describes (1) the actual fees and expenses for the IS Shares of Federated Clover Value Fund for the fiscal year ended September 30, 2016; (2) the actual fees and expenses for the IS Shares of Federated MDT Large Cap Value Fund for the fiscal year ended October 31, 2016; and (3) the pro forma fees and expenses of the IS Shares of the Surviving Fund on a combined basis after giving effect to the Reorganization.

Shareholder Fees	Federated Clover Value Fund-IS	Federated MDT Large Cap Value Fund-IS	Surviving Fund, Pro Forma Combined-IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expense that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.68%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.25%	0.23%	0.25%
Acquired Fund Fees and Expenses	0.02%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	0.99%	0.94%
Contractual Fee Waiver and Expense Reimbursements	N/A	0.00%[1]	N/A
Fee Waivers and/or Expense Reimbursements	(0.06)%[2]	(0.22)%[1]	(0.17)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.96%	0.77%	0.77%
1	Under the investment advisory contract, the Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of its average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. In addition, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.94% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
This table describes (1) the actual fees and expenses for the R Shares of Federated Clover Value Fund for the fiscal year ended September 30, 2016; and (2) the pro forma fees and expenses of the R Shares of the Surviving Fund on a combined basis after giving effect to the Reorganization. Note that the Federated MDT Large Cap Value Fund does not have R class shares.

Shareholder Fees	Federated Clover Value Fund-R	Federated MDT Large Cap Value Fund-NA	Surviving Fund, Pro Forma Combined-R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	N/A	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	N/A	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	N/A	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	N/A	None
Exchange Fee	None	N/A	None
Annual Fund Operating Expenses (expense that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	N/A	0.68%
Distribution (12b-1) Fee	0.50%	N/A	0.50%
Other Expenses	0.47%	N/A	0.41%
Acquired Fund Fees and Expenses	0.02%	N/A	0.01%
Total Annual Fund Operating Expenses	1.74%	N/A	1.60%
Fee Waivers and/or Expense Reimbursements	(0.30)%[1]	N/A	(0.16)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.44%	N/A	1.44%
1	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's R class (after the voluntary waivers and/or reimbursements) will not exceed 1.42% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's R class (after the voluntary waivers and/or reimbursements) will not exceed 1.43% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
This table describes (1) the actual fees and expenses for the R6 Shares of Federated MDT Large Cap Value Fund for the fiscal year ended October 31, 2016; and (2) the pro forma fees and expenses of the R6 Shares of the Surviving Fund on a combined basis after giving effect to the Reorganization. Note that the Federated Clover Value Fund does not have R6 class shares.

Shareholder Fees	Federated Clover Value Fund-NA	Federated MDT Large Cap Value Fund-R6	Surviving Fund, Pro Forma Combined-R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	None	None
Exchange Fee	N/A	None	None
Annual Fund Operating Expenses (expense that you pay each year as a percentage of the value of your investment)
Management Fee	N/A	0.75%	0.68%
Distribution (12b-1) Fee	N/A	None	None
Other Expenses	N/A	0.18%	0.17%
Acquired Fund Fees and Expenses	N/A	0.01%	0.01%
Total Annual Fund Operating Expenses	N/A	0.94%	0.86%
Contractual Fee Waiver and Expense Reimbursements	N/A	0.00%[1]	N/A
Fee Waivers and/or Expense Reimbursements	N/A	(0.24)%[1]	(0.16)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	N/A	0.70%	0.70%
1	Under the investment advisory contract, the Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of its average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. In addition, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's R6 class (after the voluntary waivers and/or reimbursements) will not exceed 0.69% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's R6 class (after the voluntary waivers and/or reimbursements) will not exceed 0.69% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
This table describes (1) the actual fees and expenses for the SS Shares of Federated MDT Large Cap Value Fund for the fiscal year ended October 31, 2016; and (2) the pro forma fees and expenses of the SS Shares of the Surviving Fund on a combined basis after giving effect to the Reorganization. Note that the Federated Clover Value Fund does not have SS class shares.

Shareholder Fees	Federated Clover Value Fund-NA	Federated MDT Large Cap Value Fund-SS	Surviving Fund, Pro Forma Combined-SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	None	None
Exchange Fee	N/A	None	None
Annual Fund Operating Expenses (expense that you pay each year as a percentage of the value of your investment)
Management Fee	N/A	0.75%	0.68%
Distribution (12b-1) Fee	N/A	None	None
Other Expenses	N/A	0.49%	0.49%
Acquired Fund Fees and Expenses	N/A	0.01%	0.01%
Total Annual Fund Operating Expenses	N/A	1.25%	1.18%
Contractual Fee Waiver and Expense Reimbursements	N/A	(0.24)%[1]	N/A
Fee Waivers and/or Expense Reimbursements	N/A	(0.02)%[1]	(0.19)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	N/A	0.99%	0.99%
1	Under the investment advisory contract, the Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of its average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. In addition, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018 (or one year from the date of the Reorganization, with respect to the Surviving Fund pro forma information); or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
Finally, the Surviving Fund will offer Class T Shares. The Reorganizing Funds have each registered Class T Shares which have not yet commenced operations as of the date of this proxy/prospectus and are not involved in the Reorganization.
ExampleS
These examples are intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.
The Examples assume that you invest $10,000 in the Funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FCVF- Class A
Expenses assuming redemption	$677	$945	$1,234	$2,053
Expenses assuming no redemption	$677	$945	$1,234	$2,053
FMLCV- Class A
Expenses assuming redemption	$647	$854	$1,077	$1,718
Expenses assuming no redemption	$647	$854	$1,077	$1,718
Surviving Fund Class A, Pro Forma Combined

	1 Year	3 Years	5 Years	10 Years
Expenses assuming redemption	$666	$910	$1,173	$1,925
Expenses assuming no redemption	$666	$910	$1,173	$1,925

FCVF- Class B
Expenses assuming redemption	$768	$1,073	$1,354	$2,272
Expenses assuming no redemption	$218	$673	$1,154	$2,272
Surviving Fund Class B, Pro Forma Combined
Expenses assuming redemption	$755	$1,034	$1,288	$2,137
Expenses assuming no redemption	$205	$634	$1,088	$2,137

FCVF- Class C
Expenses assuming redemption	$314	$661	$1,134	$2,441
Expenses assuming no redemption	$214	$661	$1,134	$2,441
Surviving Fund Class C, Pro Forma Combined
Expenses assuming redemption	$300	$618	$1,062	$2,296
Expenses assuming no redemption	$200	$618	$1,062	$2,296

FCVF- Institutional Shares
Expenses assuming redemption	$104	$325	$563	`$1,248
Expenses assuming no redemption	$104	$325	$563	`$1,248
FMLCV- Institutional Shares
Expenses assuming redemption	$101	$315	$547	$1,213
Expenses assuming no redemption	$101	$315	$547	$1,213
Surviving Fund Institutional Shares, Pro Forma Combined
Expenses assuming redemption	$96	$300	$520	$1,155
Expenses assuming no redemption	$96	$300	$520	$1,155

FCVF- Class R
Expenses assuming redemption	$177	$548	$944	$2,052
Expenses assuming no redemption	$177	$548	$944	$2,052
Surviving Fund Class R, Pro Forma Combined
Expenses assuming redemption	$163	$505	$871	$1,900
Expenses assuming no redemption	$163	$505	$871	$1,900

FMLCV- Class R6
Expenses assuming redemption	$96	$300	$520	$1,155
Expenses assuming no redemption	$96	$300	$520	$1,155
Surviving Fund Class R6, Pro Forma Combined
Expenses assuming redemption	$88	$274	$477	$1,061
Expenses assuming no redemption	$88	$274	$477	$1,061

FMLCV- SS Shares
Expenses assuming redemption	$103	$322	$558	$1,236
Expenses assuming no redemption	$103	$322	$558	$1,236
Surviving Fund SS Shares, Pro Forma Combined
Expenses assuming redemption	$120	$375	$649	$1,432
Expenses assuming no redemption	$120	$375	$649	$1,432

PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year, FCVF's portfolio turnover rate was 78% and FMLCV's portfolio turnover rate was 88% of the average value of each Fund's respective portfolio. It is anticipated that the Surviving Fund's portfolio turnover rate will, generally, be substantially similar to that of FMLCV; however, due to post-Reorganization rebalancing (if any), the Surviving Fund's portfolio turnover may, initially, be higher.
COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
The performance information shown below will help you analyze the Reorganizing Funds' investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.
The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.
It is anticipated that the Surviving Fund will be the legal survivor of the Reorganization. It is anticipated that FMLCV will be the accounting and tax survivor of the Reorganization. Because the Surviving Fund has not yet commenced investment operations and will only do so upon completion of the Reorganization, historical performance information for the Surviving Fund is expected to be that of FMLCV, as the accounting and tax survivor of the Reorganization. The historical performance information of FMLCV has not been adjusted. To the extent that the Surviving Fund includes classes that did not exist in FMLCV, the performance information for such classes will be of the Service Shares class of FMLCV.
Federated Clover Value Fund
Risk/Return Bar Chart
The Fund is the successor to the Touchstone Value Opportunities Fund (the “Touchstone Value Fund”), a portfolio of Touchstone Funds Group Trust, pursuant to a reorganization that took place on August 28, 2009. As a result of the reorganization, the Touchstone Value Fund became the accounting survivor. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to August 28, 2009, is historical information of the Touchstone Value Fund adjusted, with respect to the B class and R class to reflect the fees and expenses applicable to the B class and R class. The performance and financial information for the IS class for the periods prior to August 28, 2009, is historical information of the Touchstone Value Fund and has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the expense ratio of the A class. The Touchstone Value Fund was managed by the same portfolio management team as the Fund. Touchstone Value Fund shareholders received A class or C class shares of the Fund as a result of the reorganization.

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's A class total return for the six-month period from January 1, 2017 to June 30, 2017, was 6.55%.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 16.80% (quarter ended September 30, 2009). Its lowest quarterly return was (22.28)% (quarter ended December 31, 2008).
Average Annual Total Return Table
B, R and IS classes commenced operations on August 29, 2009. Performance results shown before that date are for the Fund's A class, adjusted as appropriate. In relation to the IS class, the performance of A class has been adjusted to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of IS class. Additionally, for the R and IS classes, the performance information shown below has been adjusted to reflect the absence of sales charges applicable to A class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for B, C, R and IS classes will differ from those shown below for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	4.25%	9.12%	3.97%
Return After Taxes on Distributions	3.48%	8.80%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	2.36%	7.13%	3.09%
B:
Return Before Taxes	4.00%	9.28%	3.94%
C:
Return Before Taxes	8.49%	9.56%	3.82%
R:
Return Before Taxes	10.10%	10.13%	4.22%
IS:
Return Before Taxes	10.62%	10.64%	4.76%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
Morningstar Large Value Funds Average[2]	14.81%	12.97%	5.38%
1	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Federated MDT Large Cap Value Fund
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's SS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The Fund's SS class total return for the six-month period from January 1, 2017 to June 30, 2017, was 3.46%.
Within the periods shown in the bar chart, the Fund's SS class highest quarterly return was 16.69% (quarter ended June 30, 2009). Its lowest quarterly return was (19.13)% (quarter ended September 30, 2011).
Average Annual Total Return Table
The Fund's A class commenced operations on May 1, 2014. For the periods prior to the commencement of operations of the A class, the performance information shown below is for the Fund's SS class. The performance of the SS class has not been adjusted to reflect the expenses applicable to the A class since the A class has the same net expense ratio as the SS class. The performance of the SS class has been adjusted to remove any voluntary waiver of Fund expenses related to the SS class that may have occurred during the periods prior to the commencement of operations of the A class. The Fund's IS class commenced operations on January 29, 2010. For the period prior to the commencement of operations of the IS class, the performance information shown below is for the Fund's SS class. The performance of the SS class has not been adjusted to reflect the expenses applicable to the IS class since the IS class has a lower expense ratio than the expense ratio of the SS class. The performance of the SS class has been adjusted to remove any voluntary waiver of Fund expenses related to the SS class that may have occurred during the period prior to the commencement of operations of the IS class. The Fund's Class R6 Shares commenced operations on June 29, 2016. For the periods prior to the commencement of operations of the Fund's R6 class, the performance information shown below is for the Fund's SS class. The performance of the SS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the SS class. The performance of the SS class has been adjusted to remove any voluntary waiver of Fund expenses related to the SS class that may have occurred during the periods prior to the commencement of operations of the R6 class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's SS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the SS class and after tax-returns for the A, IS and R6 classes will differ from those shown for the SS class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plans.
(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
SS:
Return Before Taxes	15.09%	15.87%	6.74%
Return After Taxes on Distributions	13.03%	13.27%	4.92%
Return After Taxes on Distributions and Sale of Fund Shares	8.96%	12.09%	5.03%
A:
Return Before Taxes	8.76%	14.57%	6.14%
IS:
Return Before Taxes	15.31%	16.12%	6.90%
R6:
Return Before Taxes	15.20%	15.89%	6.75%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
Morningstar Large Value Funds Average[2] (reflects no deduction for fees, expenses or taxes)	14.81%	12.97%	5.38%
1	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Federated MDT Large Cap Value Fund (Surviving Fund)
Risk/Return Bar Chart
The Fund is the successor to the Federated MDT Large Cap Value Fund (a Massachusetts business trust with the same name as the Fund) (“Predecessor Fund”), pursuant to a reorganization that is expected to be completed on or about the close of business on November 17, 2017. Prior to that date, the Fund will have had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to November 17, 2017 (the Fund's commencement of operations) is historical information for the Predecessor Fund. The Predecessor Fund was managed by Federated MDTA LLC and had substantially identical investment objectives and strategies as the Fund. The investment advisory contract of the Predecessor Fund contained a contractual cap on expenses of 100 basis points. This contractual cap does not exist with respect to the Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the Fund should be read to include the Predecessor Fund.

The bar chart and performance table are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's SS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvetsors.com or by calling 1-800-341-7400.
As of the date of this Prospectus/Proxy Statement, the Fund has not yet commenced operations and, accordingly, year-to-date performance information is not provided.
Within the periods shown in the bar chart, the Predecessor Fund's SS class highest quarterly return was 16.69% (quarter ended June 30, 2009). Its lowest quarterly return was (19.13)% (quarter ended September 30, 2011).
Average Annual Total Return Table
The Fund's A class commenced operations on May 1, 2014. For the periods prior to the commencement of operations of the A class, the performance information shown below is for the Fund's SS class. The performance of the SS class has not been adjusted to reflect the expenses applicable to the A class since the A class has the same net expense ratio as the SS class. The performance of the SS class has been adjusted to remove any voluntary waiver of Fund expenses related to the SS class that may have occurred during the periods prior to the commencement of operations of the A class. The Fund's IS class commenced operations on January 29, 2010. For the period prior to the commencement of operations of the IS class, the performance information shown below is for the Fund's SS class. The performance of the SS class has not been adjusted to reflect the expenses applicable to the IS class since the IS class has a lower expense ratio than the expense ratio of the SS class. The performance of the SS class has been adjusted to remove any voluntary waiver of Fund expenses related to the SS class that may have occurred during the period prior to the commencement of operations of the IS class. The Fund's Class R6 Shares commenced operations on June 29, 2016. For the periods prior to the commencement of operations of the Fund's R6 class, the performance information shown below is for the Fund's SS class. The performance of the SS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the SS class. The performance of the SS class has been adjusted to remove any voluntary waiver of Fund expenses related to the SS class that may have occurred during the periods prior to the commencement of operations of the R6 class.
The Fund's B, C and R classes are expected to commence operations on or about November 17, 2017. The Predecessor Fund did not have corresponding B, C and R classes. For the periods prior to the commencement of operations of the B, C and R classes, the performance information shown below is for the Fund's SS class. The performance of the SS class has not been adjusted to reflect the higher expenses applicable to the B, C and R classes, respectively, since the SS class has a lower expense ratio. The B, C and R classes and the SS class are invested in the same portfolio of securities and the annual returns will differ only to the extent that the classes do not have the same expenses. It is anticipated that the expense ratios of the B, C and R classes, respectively, will be higher than the expense ratio of the SS class; accordingly, the actual performance of the B, C and R classes is anticipated to be lower than the performance of the SS class.

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's SS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the SS class and after tax-returns for the A, B, C, R, IS and R6 classes will differ from those shown for the SS class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plans.
(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
SS:
Return Before Taxes	15.09%	15.87%	6.74%
Return After Taxes on Distributions	13.03%	13.27%	4.92%
Return After Taxes on Distributions and Sale of Fund Shares	8.96%	12.09%	5.03%
A:
Return Before Taxes	8.76%	14.57%	6.14%
B:
Return Before Taxes	15.09%	15.87%	6.74%
C:
Return Before Taxes	15.09%	15.87%	6.74%
R:
Return Before Taxes	15.09%	15.87%	6.74%
IS:
Return Before Taxes	15.31%	16.12%	6.90%
R6:
Return Before Taxes	15.20%	15.89%	6.75%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
Morningstar Large Value Funds Average[2] (reflects no deduction for fees, expenses or taxes)	14.81%	12.97%	5.38%
1	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Financial Highlights
The Financial Highlights for FCVF and FMLCV are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For FCVF, the information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
For FMLCV, the information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
As noted above, as of the date of this proxy/prospectus, the Surviving Fund has not yet commenced operations.
INVESTMENT ADVISERS
Each of the Funds is governed by a separate Board of Trustees (each a “Board,” and together, the “Boards”). The Boards have selected and oversee the Advisers, Federated Global Investment Management Company with respect to FCVF, and Federated MDTA LLC with respect to FMLCV and the Surviving Fund. The Advisers each separately manage the assets of FCVF and FMLCV, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Advisers, provides certain support services to the Advisers. The fees for these services are paid by the Adviser and not by the Fund. The address of Federated Global Investment Management Company is 101 Park Avenue, 41st Floor,

New York, New York, 10178. The address of Federated MDTA, LLC is 125 High Street, Oliver Street Tower, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated MDTA, LLC will continue to serve as investment adviser to the Surviving Fund following the Reorganization.
The Adviser and other subsidiaries of Federated advise approximately 124 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $365.9 billion in assets under management as of December 31, 2016. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.
Federated Global Investment Management Company advises approximately 19 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $11.2 billion in assets as of December 31, 2016.
Federated MDTA LLA advises approximately eight equity mutual funds (including sub-advised funds) as well as a variety of institutional separate accounts, separately managed accounts and pooled investment vehicles which totaled approximately $1.4 billion in assets as of December 31, 2016.
PORTFOLIO MANAGEMENT INFORMATION
Portfolio Managers
FCVF Reorganizing Fund	FMLCV Reorganizing Fund	Federated MDT Large Cap Value Fund Surviving Fund
Matthew P. Kaufler. Matthew P. Kaufler, Portfolio Manager, managed the predecessor fund to the Fund, Touchstone Value Fund, since January 2000, and has continued to manage the Fund as an employee of the Adviser since March 2009. He is Vice President of the Fund's Adviser and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. (“Clover”), where he co-managed Clover's all cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover's research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology, M.B.A. from the Rochester Institute of Technology and M.S. from the William E. Simon School at the University of Rochester. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He has received the Chartered Financial Analyst designation.	Daniel J. Mahr, CFA, joined the Investment Team in 2002.He is Vice President of the Trust and is a Senior Vice President of the Fund's Adviser. He is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.	Daniel J. Mahr, CFA, joined the Investment Team in 2002.He is Vice President of the Trust and is a Senior Vice President of the Fund's Adviser. He is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

FCVF Reorganizing Fund	FMLCV Reorganizing Fund	Federated MDT Large Cap Value Fund Surviving Fund
Paul W. Spindler. Paul W. Spindler, Portfolio Manager, managed the predecessor fund to the Fund, Touchstone Value Fund, since October 2006, and has continued to manage the Fund as an employee of the Adviser since March 2009. He is Vice President of the Fund's Adviser and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co-managed Clover's all cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover's research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from The Ohio State University. Mr. Spindler has received the Chartered Financial Analyst designation.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.	Frederick L. Konopka, CFA, joined the Investment Team in 1997. Mr. Konopka is a Vice President of the Fund's Adviser. He is responsible for ongoing improvement of the research processes and software development for the Optimum Q process, focusing on trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.	Frederick L. Konopka, CFA, joined the Investment Team in 1997. Mr. Konopka is a Vice President of the Fund's Adviser. He is responsible for ongoing improvement of the research processes and software development for the Optimum Q process, focusing on trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.
	Brian M.Greenberg joined the Investment Team in 2004. Mr. Greenberg is a Vice President of the Fund's Adviser. As a Group Leader, he is responsible for ongoing evaluation and enhancement of the Optimum Q process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.	Brian M.Greenberg joined the Investment Team in 2004. Mr. Greenberg is a Vice President of the Fund's Adviser. As a Group Leader, he is responsible for ongoing evaluation and enhancement of the Optimum Q process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.
	John Paul Lewicke joined the Investment Team in 2007. Mr. Lewicke is a Vice President of the Fund's Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q process, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.	John Paul Lewicke joined the Investment Team in 2007. Mr. Lewicke is a Vice President of the Fund's Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q process, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.
Additional Portfolio Manager Information
Each Fund's SAI provides information about each of the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
Both the Reorganizing Funds and the Surviving Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Proxy Statement.
Investment Advisory Fees
FCVF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of FCVF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FCVF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.

In comparison, FMLCV's investment advisory contract provides for payment of an advisory fee based upon FMLCV's average daily net assets as shown in the chart below and contains a contractual cap of 1.00% above which the Adviser must, generally, waive and or reimburse expenses incurred by the Fund. The Adviser may voluntarily waive a portion of its fee or reimburse FMLCV for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
FMLCV - ADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
Average Daily Net Assets	Advisory Fee
First $500 million	0.750%
Second $500 million	0.675%
Third $500 million	0.600%
Fourth $500 million	0.525%
Over $2 billion	0.400%
Because it has been a historic feature of its predecessor fund, it is proposed that the Surviving Fund's investment advisory contract provide for payment of an advisory fee based upon that Fund's average daily net assets along the same breakpoint schedule as FMLCV, and as shown in the chart below. However, in order to accommodate the expense ratios of certain FCVF share classes, the Surviving Fund's investment advisory contract does not contain the contractual, 1.00% expense cap. Federated MDTA, LLC, may voluntarily waive a portion of its fee or reimburse the Surviving Fund for certain operating expenses.
SURVIVING FUND PROPOSED ADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
Average Daily Net Assets	Advisory Fee
First $500 million	0.750%
Second $500 million	0.675%
Third $500 million	0.600%
Fourth $500 million	0.525%
Over $2 billion	0.400%
A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
Administrative Fees (Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares)
Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both the Reorganizing Funds and the Surviving Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.
Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
Front End Sales Charge Reallowances (Class A Shares)
The Funds' Distributor, Federated Securities Corp., receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Class A Shares of the Reorganizing Funds or the Surviving Fund, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Class A Shares of the Reorganizing Funds or the Surviving Fund, the financial intermediary may receive an advance commission as follows:
Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
FCVF Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

FCVF Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%
Commissions on Certain Shares
The Funds do not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Institutional Shares. However, if you purchase Institutional Shares, Service Shares or Class R6 Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
Because the Funds are not parties to any such commission arrangement between you and your broker, any purchases and redemptions of Institutional Shares, Service Shares or Class R6 Shares will be made at the applicable net asset value (before imposition of the commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “Risk/Return Summary: Fees and Expenses” section of the Funds' Prospectuses and described above nor are they reflected in the “Performance: Bar Chart and Table,” because they are not charged by the Funds.
Shares of the Funds are available in other share classes that have different fees and expenses.

Rule 12b-1 Fees (Class A Shares, Class B Shares, Class C Shares, Class R Shares)
Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds.
FCVF's Class A Shares have a 12b-1 fee of up to 0.05% which is not currently incurred or charged until such time as approved by FCVF's Board. FCVF's Class B Shares and Class C Shares each have a 12b-1 fee of up to 0.75%. FCVF's Class R Shares have a 12b-1 fee of up to 0.50%. FCVF's Institutional Shares and Class R6 Shares do not have 12b-1 fees.
FMLCV's Class A Shares has a 12b-1 fee of up to 0.05% which is not currently incurred or charged until such time as approved by FMLCV's Board. FMLCV's Institutional Shares, Service Shares and Class R6 Shares do not have 12b-1 fees.
The Surviving Fund's Class A Shares have a 12b-1 fee of up to 0.05% which is not currently incurred or charged until such time as approved by the Surviving Fund's Board. The Surviving Fund's Class B Shares and Class C Shares each have a 12b-1 fee of up to 0.75%. The Surviving Fund's Class R Shares have a 12b-1 fee of up to 0.50%. The Surviving Fund's Institutional Shares, Service Shares and Class R6 Shares do not have 12b-1 fees.
Service Fees (Class A Shares, Class B Shares, Class C Shares, Service Shares)
Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Account Administration Fees (Class A Shares, Class B Shares, Class C Shares, Service Shares)
Each Fund's Class A Shares, Class B Shares, Class C Shares and Service Shares, as applicable, may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees (Class A Shares, Class B Shares, Class C Shares, Class R Shares, Service Shares, Institutional Shares)
Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees (Class A Shares, Class B Shares, Class C Shares, Class R Shares, Service Shares. Institutional Shares)
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries (Class A Shares, Class B Shares, Class C Shares, Class R Shares, Service Shares, Institutional Shares)
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. In addition, as discussed above in “Commissions on Certain Shares,” if you purchase Institutional Shares, Service Shares or Class R6 Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of each Reorganizing Fund's shares are the same as those applicable to the purchase, redemption and exchange of the Surviving Fund's shares. Reference is made to the Prospectuses of FCVF, FMLCV and the Surviving Fund, dated November 30, 2016, January 17, 2017 and [August 31], 2017, respectively each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Reorganizing Funds' shares and the Surviving Fund's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Purchases
Shares of each Fund, may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.
Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check. Purchases of shares of each Fund may be made through an exchange from the same share class of another Federated fund with respect to Class A Shares, Class B Shares and Class C Shares. With respect to Institutional Shares and Class R6 Shares, purchases of shares of each Fund may be made through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any purchase by exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations. Each Fund reserves the right to reject any request to purchase or exchange shares. If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal Reserve wire or check), investors automatically receive Class A Shares.
Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Also, one you have opened your account, you may automatically purchase additional shares on a regular basis by using the Systematic Investment Program (SIP). Shareholders of each Fund may also purchase shares by automatic investment and direct deposit. Each Fund reserves the right to reject any request to purchase or exchange shares.
Purchasers of each Fund's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge, or CDSC, of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.
There is no front-end sales charge upon purchase of Class B Shares of either FCVF or the Surviving Fund; however, upon redemption, holders of each Fund's Class B Shares may incur a CDSC of up to 5.50% on Class B Shares redeemed within seven years of the purchase date.

There is no front-end sales charge upon purchase of Class C Shares of either FCVF or the Surviving Fund; however, upon redemption, holders of each Fund's Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.
The CDSC on Class A Shares, Class B Shares and Class C Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B Shares and Class C Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.
You may qualify for certain sales charge discounts if you or your family invest at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for the Reorganizing Funds or the Surviving Fund incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix C hereto. In all instances, it is the shareholder's responsibility to notify the Fund or the shareholder's Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
The required minimum investment amounts in each Fund, as applicable for Class A Shares, Class B Shares and Class C Shares are $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) is $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
The minimum initial investment amount for each Fund's Institutional Shares and Service Shares, as applicable, is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into each Fund's Class R Shares, as applicable, are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
There are no minimum initial or subsequent investment amounts required for either FMLCV's or the Surviving Fund's Class R6 Shares. The minimum investment amount for Systematic Investment Programs is $50.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Institutional Shares (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):
•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A Trustee/Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	Additional sales to an investor (including a natural person) who owned the IS class of the Fund as of December 31, 2008;
•	A Federated Fund;
•	An investor (including a natural person) who acquired an IS class of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who:

(1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Institutional Shares (see “How to Purchase Shares” below):
•	An investor, other than a natural person, purchasing IS classes directly from the Fund; and
•	In connection with an initial purchase of IS classes through an exchange, an investor (including a natural person) who owned SS classes of another Federated fund as of December 31, 2008.
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for Class A Shares, Class B Shares and Class C Shares (or in the case of IRAs, $250), $250 for Class R Shares, and $25,000 for Institutional Shares and Service Shares. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.
Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.
Redemption proceeds normally are wired or mailed within one business day after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances.
The Funds intend to pay Share redemptions in cash. To ensure that the Funds have cash to meet Share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Funds may generate cash through inter-fund borrowing and lending. The SEC has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
In addition, the Funds participate with certain other Federated funds, on a joint basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Funds cannot borrow under the LOC if an inter-fund loan is outstanding.
Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Funds' portfolio securities.
Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund. With respect to Class A Shares, Class B Shares, Class C Shares and Class R Shares, exchanges may be made to the same share class of another Federated fund. With respect to Institutional Shares Service Shares and Class R6 Shares, shares of each Fund may be exchanged to any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations.

Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.Redemption proceeds normally are wired or mailed within one business day after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances.The Funds intend to pay Share redemptions in cash. To ensure that the Funds have cash to meet Share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.In unusual or stressed circumstances, the Funds may generate cash through inter-fund borrowing and lending. The SEC has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.In addition, the Funds participate with certain other Federated funds, on a joint basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (“LOC”) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Funds cannot borrow under the LOC if an inter-fund loan is outstanding.Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Funds' portfolio securities.Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
120 Day Reinstatement Program
Within 120 days of redeeming Class A Shares of the Fund, upon proper notification to the Fund's Transfer Agent, you may reinvest all or a portion of the redemption proceeds in Class A Shares of the Fund at net asset value, without the imposition of a sales charge or CDSC. Please note:
•	The ownership of the account receiving the purchase is not required to be identical to that of the account in which the redemption was placed; however, the registration of the account receiving the purchase must include at least one registered shareholder of the account from which the redemption occurred.
•	You will not be reimbursed for any fees originally incurred on the redemption (e.g., CDSC or redemption fees) by subsequently participating in the 120 Day Reinstatement Program.
•	The 120 Day Reinstatement Program does not supersede or override any restrictions placed on an account due to frequent trading and/or client contractual issues.
Share Conversions
A shareholder in each Funds' Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. This share conversion program is not applicable to Class B Shares. The share conversion program is not applicable to Class A Shares and Class C Shares subject to a contingent deferred sales charge, if applicable. For Class C Shares purchased through a financial intermediary after June 30, 2017, such shares may only be converted to another share class of the same Fund if (i) the shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds' distributor the CDSC otherwise payable upon the sale of such shares, (ii) the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable, and (iii) (A) the conversion is made to facilitate the shareholder's participation in a self-directed brokerage (non-advice) account or a fee-based advisory program offered by the intermediary; or (B) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund's Administrator. Conversion of Shares under this share conversion program should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares
Systematic Withdrawal Program (SWP) on Class B Shares
You will not be charged a CDSC on SWP redemptions if:

•	you redeem 12% or less of your account value in a single year;
•	you reinvest all dividends and capital gains distributions;
•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and
•	for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined each Fund's Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.
Distributions
The Reorganizing Funds and the Surviving Fund distribute any net ordinary income annually to their shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.
In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Tax Information
Each Fund or your financial intermediary sends an IRS Form 1099 and/or an annual statement of shareholder account activity to assist shareholders in completing federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to shareholders whether paid in cash or reinvested in a Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the Shares have been owned.
Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for each of the Funds and are described in each Fund's Prospectus, incorporated herein by reference.
Portfolio Holdings Disclosure Policies
Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION
The Plans provide for the Reorganization to occur on the Closing Date, which is expected to be on or after November 17, 2017. On the Closing Date, all, or substantially all, of the assets of the Reorganizing Funds (subject to the Stated Liabilities of FMLCV, which shall be assumed by the Surviving Fund) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to each of the Reorganizing Funds a number of full and fractional Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class R6 Shares of the Surviving Fund equal in value to the aggregate NAV of the Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class R6 Shares of the Reorganizing Funds, as applicable, calculated as of 4:00 p.m. on the Closing Date.
The value of each Reorganizing Fund's assets to be acquired by the Surviving Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in Surviving Fund's Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as the Reorganizing Funds and Surviving Fund shall mutually agree. There are no material differences between the valuation procedures of the Reorganizing Funds and the Surviving Fund. Consequently, it is not anticipated that the use of the Surviving Fund's valuation procedures will result in a material revaluation of the Reorganizing Funds' assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
The Reorganizing Funds will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to the Surviving Fund, but are not expected to be material in amount. The Reorganizing Funds will discharge all of their liabilities and obligations prior to consummation of the Reorganization (except for the Stated Liabilities of FMLCV, which will be assumed by the Surviving Fund). In doing so, pursuant to a policy reviewed with the Board, each of the Reorganizing Funds will set aside cash to satisfy its liabilities, which cash would be placed in a “closed fund pool” used to pay the expenses and not be transferred to the Surviving Fund. If, after the Closing Date, additional cash in excess of accrued expenses recorded on either (or both) of the Reorganizing Fund's books on or before the Closing Date are received by or returned to such Reorganizing Fund, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by the respective Adviser and its affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by the Surviving Fund. Moreover, any amounts received or returned that are not retained by the Reorganizing Fund's Adviser or its affiliates should be remitted to the Surviving Fund. Following the transfer of their assets in exchange for Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Class R Shares, Service Shares and Class R6 Shares of the Surviving Fund (as applicable), the Reorganizing Funds will distribute Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Class R Shares, Service Shares and Class R6 Shares of the Surviving Fund pro rata to Reorganizing Fund shareholders of record of Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Class R Shares, Service Shares and Class R6 Shares, as applicable, in complete liquidation of each Reorganizing Fund. Shareholders of the Reorganizing Funds owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Class R Shares, Service Shares and Class R6 Shares of the Surviving Fund which have the same aggregate value as the shareholder had in their respective Reorganizing Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of Reorganizing Fund shareholders on the share records of the Surviving Fund's transfer agent. The Surviving Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, the Surviving Funds will then be dissolved.
The transfer of shareholder accounts from the Reorganizing Funds to the Surviving Fund will occur automatically. It is not necessary for Reorganizing Fund shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.
The Plans contain customary representations, warranties and conditions. The Plans provide that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Plan by each Reorganizing Fund's respective shareholders; and (ii) the receipt by the Funds' of an opinion to the effect that the Reorganization will be tax-free to the Reorganizing Funds, their shareholders and the Surviving Fund. The Plans may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interests of the shareholders of either of the Reorganizing Funds or the Surviving Fund, respectively. In the event that the Reorganization is not approved by either Reorganizing Fund, Federated would consider alternative courses of action, including reducing or eliminating its existing fee waivers for the Reorganizing Funds and/or liquidating either or both of the Reorganizing Funds. In the event that the Reorganization is approved by FMLCV shareholders but is not approved by FCVF shareholders, the Reorganization would proceed with only FMLCV and Federated would consider alternative courses of action with respect to FCVF, including reducing or eliminating its fee waivers and/or liquidating that Fund. In the event that the Reorganization is approved by FCVF shareholders, but is not approved by FMLCV shareholders, the Reorganization would not proceed. Finally, in the event that the Reorganization is approved by the shareholders of one of the Reorganizing Funds, but the other Reorganizing Fund is unable to obtain quorum and adjourns for further solicitation, then the entire Reorganization will be postponed until such time as a final approval (or disapproval) of the Reorganization is rendered by the second Fund's shareholders.
Board Considerations Relating to the Reorganization
The Boards considered the potential benefits and costs of the Reorganization to the Reorganizing Funds and their respective shareholders. In this regard, the Board requested and reviewed detailed information comparing each Fund, as described herein, and as required by Rule 17a-8 of the 1940 Act. In determining to recommend that participation in the Reorganization is in the best interests of each Reorganizing Fund and their shareholders, and in approving the Plans, the Boards considered all pertinent factors they deemed relevant, including the following:
•	The Reorganization of FMLCV is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(F) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of the FMLCV (which would be a taxable redemption).
•	The Reorganization of FCVF is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(C) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of FCVF (which would be a taxable redemption);
•	Although the investment policies of FCVF and the Surviving Fund are different in certain respects, the broad focus of the Surviving Fund's investment strategy allows the various investment strategies currently pursued by FCVF to be permissible investments for the Surviving Fund. Additionally, the investment policies of the Surviving Fund are anticipated to be substantially identical to those of FMLCV. In addition, under Rule 17a-8(a)(3), the Reorganization will subject to approval by the shareholders of both Reorganizing Funds.
•	Generally, FMLCV has outperformed FCVF. The Surviving Fund's investment objective and strategy is modeled after FMLCV and there is no anticipated decline in services to Reorganizing Fund shareholders as a result of the Reorganization. The range and quality of the services that Reorganizing Fund shareholders will receive as shareholders of the Surviving Fund is anticipated to be comparable to the range and quality of services that they currently receive.
•	The Reorganization requires shareholder approval because under Rule 17a-8(a)(3), the material differences between FCVF's fundamental investment policy regarding investing in commodities and the Surviving Fund's investment policy requires that the Reorganization be subject to approval by FCVF's shareholders. Additionally, the material differences between the terms of FMLCV's investment advisory contract and the investment advisory contract of the Surviving Fund requires that the Reorganization be subject to approval by FMLCV's shareholders.
•	The Boards considered alternatives to the Reorganization, such as liquidation of the Reorganizing Funds, and the reasons for favoring the Reorganization instead of the alternatives.
•	The Boards considered the terms and conditions of the Plans, as presented to the Boards.
With respect to Reorganization-related expenses, the Boards considered:
•	The Reorganizing Funds will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses and the costs of filing, printing and mailing supplements to the Funds' registration statements) associated with the Reorganization estimated at $213,401 (or $0.0075 per share) for FCVF and $74,355 (or $0.0028 per share) for FMLCV(after operation of the contractual expense cap);
•	The Adviser will pay certain other direct and indirect expenses of the Reorganization on behalf of the Reorganizing Funds (consisting primarily of legal and accounting fees);
•	Brokerage expenses for the Reorganizing Funds related to the disposition of portfolio securities by the Reorganizing Funds prior to the Reorganization to better align their portfolios with the Surviving Fund's portfolio. It is not anticipated that FMLCV will engage in any such portfolio transactions specifically attributable to the Reorganization. It is anticipated that FCVF will reallocate its portfolio prior to the Reorganization and bear the associated brokerage expenses which are currently estimated to be $200,000 or $0.00705 per share;
•	There will be no dilution to shareholders in the transaction because shareholders of both the Reorganizing Funds and the Surviving Fund will, after the Reorganization, be the owners of shares of the Surviving Fund having a total net asset value equal to the total net asset value of his or her holdings in the Reorganizing Funds or the Surviving Fund, as applicable, on the date of the Reorganization; and
•	Based upon all the foregoing considerations and other information in this Prospectus/Proxy Statement, the Boards concluded that the Reorganization will not result in dilution of the Reorganizing Funds' or the Surviving Fund's shareholders and is in the best interests of each Reorganizing Fund and the Surviving Fund and their respective shareholders. The Boards, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(9) of the 1940 Act), have reviewed and unanimously approved the Plans. The Boards recommend that the Reorganizing Funds' shareholders approve the Plans.
Cost of the Reorganization
The Reorganizing Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plans and as summarized below.
Reorganization expenses include, without limitation: (a) cost of processing, printing and mailing the proxy materials, including this Prospectus/Proxy Statement; (b) proxy solicitation and tabulation costs; and other related administrative or operational costs; and (c) the cost of filing, printing and mailing supplements to the Funds' registration statement to announce the Reorganization and Special Meetings of the Reorganizing Funds' shareholders. The Reorganizing Funds will pay for the direct proxy expenses (e.g. printing, mailing, solicitation, and tabulation expenses) estimated to be $213,401 (or $0.0075 per share) of which $190,471 is attributable to direct proxy expenses and $22,930 of which is attributable to the printing and mailing of the prospectus supplements related to the proxy for FCVF and $92,016 (or $0.003289 per share) of which $85,017 is attributable to direct proxy expenses and $7,776 of which is attributable to the printing and mailing of the prospectus supplements related to the proxy for FMLCV. FMLCV will bear the costs of its proxy expenses up to the 100 basis point contractual fee cap contained in its investment advisory agreement, or $74,355 (or $0.0028 per share). FCVF will bear the full cost. The Surviving Fund will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. The indirect costs in connection with the Reorganization are the brokerage costs to be incurred in selling securities prior to the Reorganization to better align with the Surviving Fund's portfolio. Due to the fact that FMLCV and the Surviving Fund share substantially identical investment objectives and strategies, it is not anticipated that FMLCV will realign its portfolio prior to the Reorganization. However, although not required, it is anticipated that FCVF will engage in a number of portfolio transactions prior to the Reorganization in order to better align with the expected portfolio of the Surviving Fund. Such brokerage expense may reasonably be estimated at approximately $200,000 or $0.00705 per share. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization.
The foregoing brief summary of the Plans is qualified in its entirety by the terms and provisions of the Plans, copies of which are attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF THE SURVIVING FUND'S SHARE CLASSES AND CAPITALIZATION
The Shares of the Surviving Fund to be issued to the shareholders of the Reorganizing Funds' Shares under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Surviving Fund provided herewith for additional information about Shares of the Surviving Fund.
The following table sets forth the unaudited capitalization of the Reorganizing Funds into the Surviving Fund as of April 30, 2017.
Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
FCVF–Class A Shares	$510,189,144	21,609,652	$23.61
Reorganization costs[2]	(380,637)
Share Adjustment		(3,277,810)
FMLCV–Class A Shares	$24,841,134	893,314	$27.81
Reorganization costs[2]	(1,689)
Surviving Fund–Class A Shares	0	0	$27.81
Surviving Fund, Pro Forma Combined–Class A Shares	$534,647,952	19,225,156	$27.81

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
FCVF–Class B Shares	$19,074,473	816,565	$23.36
Reorganization costs[2]	(14,231)
Share Adjustment		(131,438)
FMLCV–Class B Shares	N/A	N/A	N/A
Surviving Fund–Class B Shares	0	0	$27.82
Surviving Fund, Pro Forma Combined–Class B Shares	$19,060,242	685,127	$27.82

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
FCVF–Class C Shares	$32,057,575	1,370,045	$23.40
Reorganization costs[2]	(23,917)
Share Adjustment		(218,584)
FMLCV–Class C Shares	N/A	N/A	N/A
Surviving Fund–Class C Shares	0	0	$27.82
Surviving Fund, Pro Forma Combined–Class C Shares	$32,033,658	1,151,461	$27.82

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
FCVF–Class R Shares	$22,375,193	947,885	$23.61
Reorganization costs[2]	(16,693)
Share Adjustment		(144,201)
FMLCV–Class R Shares	N/A	N/A	N/A
Surviving Fund–Class R Shares	0	0	$27.82
Surviving Fund, Pro Forma Combined–Class R Shares	$22,358,500	803,684	$27.82

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
FCVF–Class IS Shares	$111,948,597	4,732,297	$23.66
Reorganization costs[2]	(83,522)
Share Adjustment		(711,266)
FMLCV–Class IS Shares	$378,011,865	13,589,252	$27.82
Reorganization costs[2]	(48,069)
Surviving Fund–Class IS Shares	0	0	$27.82
Surviving Fund, Pro Forma Combined–Class IS Shares	$489,828,871	17,610,283	$27.81

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
FCVF–Class SS Shares	N/A	N/A	N/A
FMLCV–Class SS Shares	$288,321,093	10,361,571	$27.83
Reorganization costs[2]	(19,218)
Surviving Fund–Class SS Shares	0	0	$27.83
Surviving Fund, Pro Forma Combined–Class SS Shares	$288,301,875	10,361,571	$27.82

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
FCVF–Class R6 Shares	N/A	N/A	N/A
FMLCV–Class R6 Shares	$42,494,877	1,527,249	$27.82
Reorganization costs[2]	(5,379)

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share[1]
Surviving Fund–Class R6 Shares	0	0	$27.82
Surviving Fund, Pro Forma Combined–Class R6 Shares	$42,489,498	1,527,249	$27.82

As FMLCV will be the accounting survivor, its NAVs were utilized to calculate the share adjustment for FCVF. As there are no existing Class B, Class C, or Class R Shares of FMLCV, the NAV of the Institutional Shares (IS) was used for purposes of the table.
Reorganization costs include estimated brokerage and proxy expenses to be paid by FCVF and FMLCV in the amounts of $413,401 (or $0.01455 per share) and $74,355 (or $0.0028 per share), respectively, which amounts may vary depending upon the amount of solicitation required and the number of transactions executed. Due to the current contractual expense limitations on FMLCV, it is anticipated that the adviser will waive $17,661 of the estimated costs.
FEDERAL INCOME TAX CONSEQUENCES
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and each of the Reorganizing Funds and the Surviving Funds will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by the Surviving Fund upon its receipt of the Reorganizing Funds' assets in exchange for Shares of the Surviving Fund; however, to the extent that the Surviving Fund is required to engage in reallocation of portfolio securities received from the Surviving Funds after the Reorganization, the Surviving Fund shareholders may realize capital gains;
•	no gain or loss will be recognized by either of the Reorganizing Funds upon transfer of their assets to the Surviving Fund solely in exchange for the Shares of the Surviving Fund or upon the distribution of Surviving Fund Shares to Reorganizing Fund shareholders in exchange for their respective Reorganizing Fund Shares;
•	no gain or loss will be recognized by shareholders of the Reorganizing Funds upon exchange of their Reorganizing Fund Shares for Surviving Fund Shares;
•	the tax basis of the assets of the Reorganizing Funds in the hands of the Surviving Funds will be the same as the tax basis of such assets to each respective Reorganizing Fund immediately prior to the Reorganization;
•	the aggregate tax basis of Surviving Fund Shares received by each shareholder of the Reorganizing Funds pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of the respective Reorganizing Fund held by such shareholder immediately prior to the Reorganization;
•	the holding period of Surviving Fund's Shares received by each shareholder of the Reorganizing Funds will include the period during which the Reorganizing Fund's Shares exchanged therefor were held by such shareholder, provided the Shares of the Reorganizing Fund were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of the Reorganizing Funds in the hands of the Surviving Fund will include the period during which those assets were held by the respective Reorganizing Fund.
The opinions provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Reorganizing Funds or Surviving Fund or any shareholder of the Reorganizing Funds with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by any of the Funds.
Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Reorganizing Funds would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Reorganizing Fund shares and the fair market value of the Surviving Fund shares received in exchange therefor.

Prior to the Reorganization, the Reorganizing Funds may dispose of portfolio securities in the ordinary course of business and in anticipation of the Reorganization (which may result in the realization of capital gains). Before the Reorganization, FCVF will distribute any previously undistributed ordinary income and net capital gains to shareholders. All or a portion of any net capital gain realized by FMLCV as of October 31, 2017, will be distributed to its shareholders prior to the Reorganization. Any such distributions will be taxable to shareholders. To the extent that the Surviving Fund is required to engage in reallocation of portfolio securities received from the Reorganizing Funds after the Reorganization, the Surviving Fund shareholders may realize capital gains.
The following chart compares the capital loss carryforwards and gain/loss positions of FCVF and FMLCV capital loss carryforwards. As of the date of this Prospectus/Proxy Statement, the Surviving Fund has not commenced operations.
	Realized / Unrealized Gains As of June 23, 2017
	FCVF	FMLCV
Net Assets	$677,696,096	$730,199,585
Net Realized Capital Gains (Loss)	$56,771,854	$41,897,047
Unrealized Appreciation (Depreciation)	$77,151,533	$63,822,460

	Capital Loss Carryforwards As of September 30, 2016 (FCVF) As of October 31, 2016 (FMLCV)
	FCVF	FMLCV
No Expiration	$57,816,931	$0
2 Year Expiration*	$12,401,481	$0
*	This loss amount would, under normal circumstances, expire on September 30, 2018. However, consummation of the Reorganization will accelerate this expiration to the date of closing on the transaction.
Capital loss carryforwards realized by a “regulated investment company” (as defined by the IRC) in taxable years which commenced before December 22, 2010 are subject to expiration as mandated by the IRC. In addition, the IRC may limit the amounts of capital loss carryforwards and unrealized losses that can be utilized by funds involved in a reorganization. Based on the above information, while any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on June 23, 2017, the Adviser projects no permanent limitations in the availability of the Reorganizing Funds' capital loss carryforward amounts. There may be additional limitations on the use of the Reorganizing Funds' capital loss carryforward by the Surviving Fund going forward.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of the Reorganizing Funds should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
Shareholders of the Surviving Fund should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion generally only relates to the federal income tax consequences to shareholders of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.
Distributions Associated with the Reorganization
Shareholders of FCVF may be exposed to a capital gain distribution as a result of it selling portfolio securities prior to the Reorganization. Before the Reorganization, FCVF will distribute any previously undistributed ordinary income and net capital gains to shareholders. All or a portion of any net capital gain realized by FMLCV as of October 31, 2017 will be distributed to its shareholders prior to the Reorganization. Any such distributions will be taxable to shareholders. See the discussion entitled “Summary –Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of the Reorganizing Funds should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the forgoing discussion primarily relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization. To the extent that the Surviving Fund is required to engage in reallocation of portfolio securities received from the Reorganizing Funds after the Reorganization, the Surviving Fund shareholders may realize capital gains, which gains would be distributed to shareholders of the Surviving Fund in the normal course.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
The Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Both FCVF and FMLCV were established under the laws of the Commonwealth of Massachusetts. The Surviving Fund was established under the laws of the State of Delaware. Each of the Funds is governed by its respective Declaration of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FCVF, FMLCV and the Surviving Fund are set forth in their respective Declaration of Trust and Bylaws. Set forth below is a brief summary of the material rights of shareholders of each Reorganizing Fund and shareholders of the Surviving Fund.
CATEGORY	SHAREHOLDER RIGHTS - FMLCV	SHAREHOLDER RIGHTS - FCVF	SHAREHOLDER RIGHTS – Surviving Fund
Preemptive Rights	None	None	None
Preferences	None	None	None
Appraisal Rights	None	None	None
Conversion Rights (other than intra-fund share conversion rights as provided in the prospectuses of the Funds)	None	None	None
Exchange Rights (other than the right to exchange for shares of other Federated mutual funds as provided in the prospectuses of the Funds)	None	None	None
Minimum Account Size	$1,500 for A class (in the case of IRAs, $250); $1,000,000 for the IS and SS classes; there is no minimum account size for the R6 class.	$1,500 for A, B, and C classes (in the case of IRAs, $250); $250 for IRA rollovers and no minimum for employer sponsored retirement plans in the R class; and $1,000,000 for the IS class.	$1,500 for A, B, and C classes (in the case of IRAs, $250); $250 for IRA rollovers and no minimum for employer sponsored retirement plans in the R class; $1,000,000 for the IS and SS classes; there is no minimum account size for the R6 class.
Annual Meeting	Not required	Not required	Not required
Right to Call Shareholder Meetings	Special Meeting of Shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.	Special Meetings of Shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.	Special Meetings of Shareholders of the Trust or of a particular Series or Class shall may be called at any time by the President, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of twenty-five percent (25%) or more of the total number of the then issued and outstanding shares of the Trust entitled to vote at such meeting.
Notice of Meeting	Notices of any Special Meeting of Shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least seven business days before the meeting, to such address as may be registered with the Trust by the shareholder.	Notices of any Special Meeting of Shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least fifteen days before the meeting, to such address as may be registered with the Trust by the shareholder.	Notices of any Special Meeting of Shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, not less than seven (7) nor more than sixty (60) days before the date of the meeting and not more than one hundred and twenty days before the date of the meeting, to such address as may be registered with the Trust by the shareholder.

CATEGORY	SHAREHOLDER RIGHTS - FMLCV	SHAREHOLDER RIGHTS - FCVF	SHAREHOLDER RIGHTS – Surviving Fund
Record Date for Meetings	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.
Quorum for Meetings	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust outstanding and entitled to vote at such meeting without regard to Class except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust outstanding and entitled to vote at such meeting without regard to Class except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of thirty-three and one-third percent (33-1/3%) of the Shares outstanding and entitled to vote present in person or represented by proxy at a Shareholders' meeting shall constitute a quorum at such meeting. When a separate vote by one or more Series or Classes is required, thirty-three and one-third percent (33-1/3%) of the outstanding Shares of each such Series or Class entitled to vote present in person or represented by proxy at a Shareholders' meeting shall constitute a quorum of such Series or Class.
Vote Required for Election of Trustees	A plurality of shares cast at a meeting of shareholders of the Trust.	A plurality of shares cast at a meeting of shareholders of the Trust.	A plurality of shares cast at a meeting of shareholders of the Trust. There shall be no cumulative voting in the election of Trustees.
Adjournment of Meetings	In the absence of a quorum, Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present.	In the absence of a quorum, Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present.	Any Shareholders' meeting, whether or not a quorum is present, may be adjourned with respect to one or more matters to be considered at such meeting by action of the chairman of the meeting. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. An adjournment may be made with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any such adjournment shall not delay or otherwise affect the effectiveness and validity of a vote or other action taken prior to adjournment.
Removal of Trustees by Shareholders	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.	A Trustee may be removed at any meeting of shareholders of the Trusty by a plurality of shares cast at a meeting of shareholders of the Trust. There shall be no cumulative voting in the removal of Trustees.

CATEGORY	SHAREHOLDER RIGHTS - FMLCV	SHAREHOLDER RIGHTS - FCVF	SHAREHOLDER RIGHTS – Surviving Fund
Personal Liability of Officers and Trustees	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).

CATEGORY	SHAREHOLDER RIGHTS - FMLCV	SHAREHOLDER RIGHTS - FCVF	SHAREHOLDER RIGHTS – Surviving Fund
Personal Liability of Shareholders	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations
of the Trust. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

		In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.	No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his or her being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the Trust Property of the relevant Series or Class for the payment or performance thereof.If any Shareholder or former Shareholder of any Series or Class is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all claims and liabilities and reimbursed all legal and other expenses reasonably incurred by him or her in connection with such claim or liability. The Trust, on behalf of the affected Series or Class, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets belonging to the Series or Class.

CATEGORY	SHAREHOLDER RIGHTS - FMLCV	SHAREHOLDER RIGHTS - FCVF	SHAREHOLDER RIGHTS – Surviving Fund
Right of Inspection	Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.	Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.	Under Delaware law and under the Bylaws of the Trust, the trustees of a Delaware business trust shall have the right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Trustees may from time to time determine, except as otherwise required by law.
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Unlimited; No Par Value	Unlimited; No Par Value
INFORMATION ABOUT FCVF, FMLCV, AND THE SURVIVING FUND
WHERE TO FIND ADDITIONAL INFORMATION
Information about FCVF is included in its Prospectus and SAI dated November 30, 2016, each of which is incorporated herein by reference. Information about FMLCV is included in its Prospectus and SAI dated January 17, 2017, each of which is incorporated herein by reference. Information about the Surviving Fund is included in its Prospectus and its SAI dated September 18, 2017, each of which is incorporated herein by reference. A copy of the Prospectus for the Surviving Fund accompanies this Prospectus/Proxy Statement. Copies of the SAI of the Surviving Fund, the Prospectus and SAI of FCVF dated November 30, 2016, the Prospectus and SAI of FMLCV dated January 17, 2017, and the SAI relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of the Reorganizing Funds and the Surviving Fund are also available electronically at Federated's website at www.FederatedInvestors.com.
Both the Reorganizing Funds and the Surviving Fund are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of FCVF and the Board of FMLCV. The proxies will be voted at the special meetings of shareholders of FCVF and FMLCV to be held at 10:00 a.m. (Eastern time) on November 6, 2017, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notices of Special Meetings of Shareholders and the forms of proxy are available online at the website listed on your proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Reorganizing Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Advisers or their affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Advisers may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meetings is set forth in the accompanying Notices. The Boards know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy cards are expected to be mailed on or about September 21, 2017, to shareholders of record at the close of business on September 6, 2017 (the “Record Date”).FCVF's Annual Report, which includes audited financial statements for the fiscal year ended September 30, 2016, was previously mailed to shareholders of FCVF. FMLCV's Annual Report, which includes audited financial statements for the fiscal year ended October 31, 2016, was previously mailed to shareholders of FCVF. As of the date of this Prospectus/Proxy Statement, the Surviving Fund's has not commenced operations and its first fiscal year end will be October 31, 2017. The Surviving Fund is anticipated to be the legal and tax survivor of the Reorganization. FMLCV is anticipated to be the accounting survivor of the Reorganization. FCVF and FMLCV will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the respective Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meetings. Each Share of the Reorganizing Funds is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Surviving Fund are not being solicited since their approval is not required in order to effect the Reorganization.
Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.
In order to hold the Special Meetings, a “quorum” of shareholders of each respective Reorganizing Fund must be present. Holders of one-fourth of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plans and for the purpose of transacting any other business which may come before the meeting. Approval of the Plans requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of each Reorganizing Fund; or (b) 67% or more of the voting securities of each Reorganizing Fund present at each respective the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy;
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.
If a quorum is not present, the persons named as proxies shall vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies shall vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur, at this time, and the Board will consider alternatives such as liquidating the Reorganizing Funds. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS [To Be COMPLETED]
As of September 6, 2017, FCVF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Clover Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Class R6 Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of FCVF management, as of September 6, 2017, the following entities held beneficially or of record more than 5% of FCVF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Clover Value Fund–Class A Shares

Federated Clover Value Fund–Class B Shares

Federated Clover Value Fund–Class C Shares

Federated Clover Value Fund–Class R Shares

Title of Class	Name and Address	Shares	Percentage of Shares

Federated Clover Value Fund–Institutional Shares

Federated Clover Value Fund–Class R6 Shares

As of September 6, 2017, FCVF's Officers and Trustees, as a group, owned less than 1% of each class of FCVF's outstanding shares.
As of September 6, 2017, FMLCV had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated MDT Large Cap Value Fund	Class A Shares
Institutional Shares
Service Shares
Class R6 Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of FMLCV management, as of September 6, 2017, the following entities held beneficially or of record more than 5% of FMLCV's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated MDT Large Cap Value Fund – Class A Shares

Federated MDT Large Cap Value Fund – Institutional Shares

Federated MDT Large Cap Value Fund – Service Shares

Federated MDT Large Cap Value Fund – Class R6 Shares

As of September 6, 2017, FMLCV Officers and Trustees, as a group, owned less than 1% of each class of FMLCV's outstanding shares.
As of September 6, 2017, the Surviving had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Clover Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Service Shares
Class R6 Shares
	Class T Shares	None

To the knowledge of the Surviving Fund's management, as of September 6, 2017, the following entities held beneficially or of record more than 5% of the Surviving Fund's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Surviving Fund–Class A Shares	text
Surviving Fund–Class B Shares
Surviving Fund–Class C Shares
Surviving Fund–Class R Shares
Surviving Fund–Institutional Shares
Surviving Fund–Service Shares
Surviving Fund–Class R6 Shares
Surviving Fund–Class T Shares	None	None	None
As of September 6, 2017, Officers and Trustees, as a group, owned less than 1% of each class of the Surviving Fund's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
INTERESTS OF CERTAIN PERSONS
The Advisers are subsidiaries of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family. J. Christopher Donahue currently serves as an Interested Trustee of Federated Equity Funds of which FCVF is a portfolio. J. Christopher Donahue and Thomas R. Donahue serve as Interested Trustees of Federated MDT Large Cap Value Fund.
SHAREHOLDER COMMUNICATIONS AND OTHER MATTERS
All shareholder communication should be directed to the Federated Equity Funds' Secretary or the Federated MDT Large Cap Value Fund's Secretary, as applicable, at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meetings, but should any other matter requiring a vote of shareholders arise, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the respective Reorganizing Fund. With respect to any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote AGAINST such an adjournment those proxies that are required to vote against the proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
September 18, 2017

ANNEX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Federated MDT Large Cap Value Fund
and
Federated MDT Large Cap Value Fund (a portfolio of Federated MDT Equity Trust)
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of ________, by and between Federated MDT Equity Trust, a Delaware statutory trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, Federated MDT Large Cap Value Fund (the “Surviving Fund”), and Federated MDT Large Cap Value Fund, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Reorganizing Fund” or the “Reorganizing Fund Registrant,” as applicable, and, collectively with the Surviving Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Reorganizing Fund (which offers Class A, Institutional, Class R6, and Service Shares) (the “Reorganizing Fund Shares”) (subject to the stated liabilities of the Reorganizing Fund accrued and reflected in the books and records and net asset value of the Reorganizing Fund (“Stated Liabilities”)), in exchange solely for the shares of beneficial interest (Class A, Institutional, Class R6, and Service Shares, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Class A, Institutional, Class R6, and Service Shares) to the holders of the outstanding shares of the Reorganizing Fund Class A, Institutional, Class R6, and Service Shares, respectively), and (iii) the liquidation and dissolution of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganizing Fund has Class T shares which are effective, but have not commenced operations and are not involved in the Reorganization. The Surviving Fund also offers Class B, Class C, and Class R Shares and has Class T shares which are effective, but have not commenced operations. The Surviving Fund's Class B, Class C, Class R and Class T shares are not involved in the Reorganization.
WHEREAS, the Surviving Fund is a separate series of the Surviving Fund Registrant, the Surviving Fund Registrant is an open-end, registered management investment company, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Board of Trustees (“Board”) of the Surviving Fund Registrant has determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;
WHEREAS, the Board of the Reorganizing Fund has determined that the Reorganization is in the best interests of the Reorganizing Fund; that the assets of the Reorganizing Fund (subject to the Stated Liabilities of the Reorganizing Fund) be acquired by the Surviving Fund pursuant to this Agreement; and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization; and
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2 (subject to the Stated Liabilities of the Reorganizing Fund, which shall be assumed by the Surviving Fund) to the Surviving Fund. In exchange, the Surviving Fund agrees to assume the Stated Liabilities and to deliver to the Reorganizing Fund the number of Surviving Fund Shares with a total net asset value equal to the total net asset value of Reorganizing Fund Shares outstanding on the Closing Date. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date (as defined below).

1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the net assets of the Reorganizing Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Reorganizing Fund. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.
The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements and/or most recent unaudited semi-annual financial statements, which contain a list of all of the Reorganizing Fund's assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or about November 17, 2017. On the Closing Date, all or substantially all of the assets of the Reorganizing Fund will be transferred to the Surviving Fund. In exchange for the transfer of these assets and Surviving Fund's assumption of the Stated Liabilities of the Reorganizing Fund, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of Surviving Fund Shares with a total net asset value equal to the total net asset value of the Reorganizing Fund Shares outstanding on the Closing Date.
1.3 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.7 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution and termination.
1.4 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, to be distributed to Reorganizing Fund Shareholders.
1.5 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.6 TERMINATION. The Reorganizing Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.3.
1.7 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.
ARTICLE II
CLOSING AND CLOSING DATE
2.1 CLOSING DATE. The closing shall occur on or about November 17, 2017, or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

2.2 CUSTODIAN'S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
2.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
2.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund's account on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:
a) The Reorganizing Fund is a legally designated business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b) The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d) The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Reorganizing Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e) Unless assumed by the Surviving Fund, all contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund's financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g) The audited financial statements of the Reorganizing Fund as of October 31, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h) The unaudited financial statements of the Reorganizing Fund as of April 31, 2017, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
i) Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Reorganizing Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value (the “NAV”) of the Reorganizing Fund shall not constitute a material adverse change.
j) As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund's knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k) The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing Fund, the Reorganizing Fund's Board and committees of the Reorganizing Fund's Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
l) The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m) All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filings) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund's knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
n) All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund's transfer agent as provided in paragraph 2.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.

o) At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
p) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
q) The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r) From the effective date of the Registration Statement (as defined in paragraph 4.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 4.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s) The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (“RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its current taxable year including the Closing Date.
t) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Commonwealth of Massachusetts law for the execution of this Agreement by the Reorganizing Fund, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Commonwealth of Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 4.1.
u) The Reorganizing Fund has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement. The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund's ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund's ability to consummate the transactions contemplated by this Agreement.
3.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund, as follows:
a) The Surviving Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware.
b) The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d) The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund Registrant is a party or by which it is bound.
e) Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund Registrant. This Agreement constitutes a valid and binding obligation of the Surviving Fund Registrant, on behalf of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
g) Surviving Fund Shares to be issued and delivered to the Reorganizing Fund (the only Surviving Fund Shares to be outstanding as of the Closing Date) for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
h) The information to be furnished by the Surviving Fund for use in no action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
i) From the effective date of the Registration Statement (as defined in paragraph 4.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 4.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
j) The Surviving Fund intends to qualify and elect to be treated as a RIC under the Code.
k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
l) The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE IV
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
4.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it is being understood that such ordinary course business will include customary dividends and shareholder purchases and redemptions.

4.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
4.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
4.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund's shares.
4.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
4.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund's Treasurer.
4.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N 14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N 14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N 14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
4.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund will distribute to shareholders all or a portion of any net capital gain realized by the Reorganizing Fund as of October 31, 2017 will be distributed to shareholders of the Reorganizing Fund.
ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund's name by the Surviving Fund Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
Any comments from the Commission's staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment adviser, Federated MDTA LLC, and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund shareholders as of the record date set forth therein.

All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund's name by the Surviving Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund's assets and liabilities, together with a list of the Reorganizing Fund's portfolio securities showing the tax cost of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund.
ARTICLE VII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
7.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 7.1.
7.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
7.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
7.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
7.5 The parties shall have received an opinion of K&L Gates LLP to the effect that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, and for federal income tax purposes:
a) The transfer of all of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares and Surviving Fund's assumption of the Stated Liabilities (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution and liquidation of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F)) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c) No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares and Surviving Fund's assumption of the Stated Liabilities or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.

d) No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e) The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f) The tax basis of the Reorganizing Fund's assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
g) For purposes of section 381 of the Code, the Surviving Fund will be treated just as the Reorganizing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Reorganizing Fund's taxable year, the Reorganizing Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by the Surviving Fund as if there had been no Reorganization, and the part of Reorganizing Fund's taxable year before the Reorganization will be included in Surviving Fund's taxable year after the Reorganization.
Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date and (2) the Reorganization's consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 7.5.
ARTICLE VIII
EXPENSES
The Funds will bear the expenses associated with the Reorganization. The Funds will pay the following direct proxy expenses relating to the Reorganizing Fund's and Surviving Fund's participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials, (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders, and (c) the cost of filing, printing and mailing supplements to the Funds' registration statements to announce the Reorganization and special meeting of Reorganizing Fund shareholders.. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated MDTA LLC or its affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund's and Surviving Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE IX
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
9.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.

9.2 Except as specified in the next sentence set forth in this paragraph 9.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE X
TERMINATION
This Agreement may be terminated by the Surviving Fund Registrant or Reorganizing Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Trustees or their respective officers.
ARTICLE XI
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 4.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees or other series of the Surviving Fund Registrant or Reorganizing Fund personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Surviving Fund Registrant and Reorganizing Fund, as applicable. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund Registrant, on behalf of the Surviving Fund, and Reorganizing Fund, and signed by authorized officers of the Surviving Fund Registrant and Reorganizing Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declarations of Trust of the Surviving Fund Registrant and Reorganizing Fund, as applicable.
IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
Federated MDT Large Cap Value

By:
Name: John W. McGonigle
Title: Secretary
Federated MDT Equity Trust
on behalf of its portfolio,
Federated MDT Large Cap Value Fund
By:
Name: John W. McGonigle
Title: Secretary

ANNEX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Federated Clover Value Fund (a portfolio of Federated Equity Funds)
and
Federated MDT Large Cap Value Fund (a portfolio of Federated MDT Equity Trust)
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and between Federated MDT Equity Trust, a Delaware statutory trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, Federated MDT Large Cap Value Fund (the “Surviving Fund”), and Federated Equity Funds, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Reorganizing Fund Registrant”), on behalf of Federated Clover Value Fund (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) (1)(C) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class A, Class B, Class C, Class R, and Institutional Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares (Class A, Class B, Class C, Class R, and Institutional Shares, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Class A, Class B, Class C, Class R, and Institutional Shares) to the holders of the outstanding shares of the Reorganizing Fund Class A, Class B, Class C, Class R, and Institutional Shares, respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganizing Fund has Class T shares which are effective, but have not commenced operations and are not involved in the Reorganization. The Surviving Fund also offers Class R6 and Service Shares and has Class T shares which are effective, but have not commenced operations. The Surviving Fund's Class R6, Service, and Class T shares are not involved in the Reorganization.
This Reorganization will occur following the acquisition by the Surviving Fund of the assets of another fund organized as a Massachusetts business trust that is also named the Federated MDT Large Cap Value Fund (“FMLCV”) (such acquisition of assets also being subject to the stated liabilities accrued and reflected in the books and records and net asset value of FMLCV). The reorganization of FMLCV into the Surviving Fund is expected to occur pursuant to a separate Agreement and Plan of Reorganization and is expected to qualify as a reorganization under Section 368(a)(1)(F) of the Code as a mere change in form. Accordingly, FMLCV is expected to be both the tax and accounting survivor of the Reorganization and the investment objectives, policies and strategies of the Surviving Fund are expected to be substantially identical to those of FMLCV.
WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Reorganizing Fund and Surviving Fund are authorized to issue their shares of beneficial interests and stock, respectively;
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Trustees of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.
The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements and/or most recent unaudited semi-annual financial statements, which contain a list of all of the Reorganizing Fund's assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or about November 17, 2017. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's adviser) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Class A, Class B, Class C, Class R, and Institutional Shares (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the Class A, Class B, Class C, Class R, and Institutional Shares of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to or as of the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Reorganizing Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund's books on or before the Closing Date are received by or returned to the Reorganizing Fund, the Reorganizing Fund's Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund's Adviser would be remitted to the Surviving Fund.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund's assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant's Declaration of Trust and the Surviving Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).
2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant's Declaration of Trust and the Surviving Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund's assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about November 17, 2017, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. Street Bank and Trust Company, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund's account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:
a) The Reorganizing Fund is a legally designated, separate series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b) The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d) The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Reorganizing Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e) The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund's financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g) The audited financial statements of the Reorganizing Fund as of September 30, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h) The unaudited financial statements of the Reorganizing Fund as of March 31, 2017, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
i) Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Reorganizing Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.
j) As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund's knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or series of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k) The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund's Board and committees of the Reorganizing Fund's Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
l) The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m) All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filings) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund's knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
n) All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Registration Statement) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund's transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
o) At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.

p) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
q) The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s) The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
t) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
u) The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant's ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:
a) The Surviving Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware.
b) The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e) Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f) The audited financial statements of the Surviving Fund, as successor to FMLCV, as of [X], have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g) Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Surviving Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (g), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
h) All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i) All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the Registration Statement). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
k) Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
l) The information to be furnished by the Surviving Fund for use in no action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n) The Surviving Fund intends to qualify and elect to be treated as a RIC under the Code for its current and future taxable years.

o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p) The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N 14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N 14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N 14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund's name by the Surviving Fund Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
The reorganization of FMLCV into the Surviving Fund, pursuant to Section 368 (a)(1)(F) of the Code shall have been approved by vote of shareholders of that Fund and executed in accordance with the terms and conditions of the Agreement and Plan of Reorganization by and between FMLCV and the Surviving Fund Registrant on behalf of the Surviving Fund. For the avoidance of doubt, with respect to the Reorganizing Fund, the Reorganization is contingent up on FMLCV's approval of and successful execution of its reorganization into the Surviving Fund.
Any comments from the Commission's staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment adviser, Federated MDTA LLC, and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund shareholders as of the record date set forth therein.
All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund's name by the Reorganizing Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund's assets and liabilities, together with a list of the Reorganizing Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
a) The transfer of all or substantially all of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c) No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d) No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e) The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f) The tax basis of the Reorganizing Fund's assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Reorganizing Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials, (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders, and (c) the cost of filing, printing and mailing supplements to the Funds' registration statements to announce the Reorganization and special meeting of the Reorganizing Fund shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Global Investment Management Corp. or its affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund's and Surviving Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Surviving Fund Registrant or Reorganizing Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Trustees or their respective officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant or Reorganizing Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declarations of Trust of the Surviving Fund Registrant and Reorganizing Fund Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund Registrant and Reorganizing Fund Registrant on behalf of the Funds and signed by authorized officers of the Surviving Fund Registrant and Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declarations of Trust of the Surviving Fund Registrant and Reorganizing Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
Federated Equity Funds
on behalf of its portfolio,
Federated Clover Value Fund
By:
Name: John W. McGonigle
Title: Secretary
Federated MDT Equity Trust
on behalf of its portfolio,
Federated MDT Large Cap Value Fund
By:
Name: John W. McGonigle
Title: Secretary

ANNEX B FINANCIAL HIGHLIGHTS
Financial Highlights–Federated Clover Value Fund–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.04	$20.09	$22.54	$19.57	$16.10	$12.57
Income From Investment Operations:
Net investment income[1]	0.07	0.40	0.07	0.28	0.14	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.34	0.98	(2.28)	2.81	3.47	3.44
TOTAL FROM INVESTMENT OPERATIONS	2.41	1.38	(2.21)	3.09	3.61	3.58
Less Distributions:
Distributions from net investment income	(0.04)	(0.43)	(0.24)	(0.12)	(0.15)	(0.14)
Return of capital	—	—	—	—	(0.00)[2,3]	—
TOTAL DISTRIBUTIONS	(0.04)	(0.43)	(0.24)	(0.12)	(0.15)	(0.14)
Regulatory Settlement Proceeds	—	—	—	—	0.01[4]	0.09[4]
Net Asset Value, End of Period	$23.41	$21.04	$20.09	$22.54	$19.57	$16.10
Total Return[5]	11.47%	6.96%	(9.93)%	15.79%	22.55%[4]	29.28%[4]
Ratios to Average Net Assets:
Net expenses	1.20%[6]	1.19%	1.19%	1.19%	1.19%	1.19%[7]
Net investment income	0.62%[6]	1.96%	0.31%	1.26%	0.81%	0.93%
Expense waiver/reimbursement[8]	0.11%[6]	0.11%	0.08%	0.08%	0.11%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$510,836	$506,552	$578,048	$709,502	$664,588	$614,914
Portfolio turnover	27%	78%	102%	98%	81%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.19% for the year ended September 30, 2012 after taking into account these expense reductions.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated Clover Value Fund–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.87	$19.94	$22.38	$19.48	$16.03	$12.52
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	0.25	(0.10)	0.12	0.01	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.32	0.97	(2.24)	2.78	3.45	3.42
TOTAL FROM INVESTMENT OPERATIONS	2.31	1.22	(2.34)	2.90	3.46	3.45
Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.29)	(0.10)	(0.00)[2]	(0.02)	(0.03)
Return of capital	—	—	—	—	(0.00)[2,3]	—
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.29)	(0.10)	(0.00)[2]	(0.02)	(0.03)
Regulatory Settlement Proceeds	—	—	—	—	0.01[4]	0.09[4]
Net Asset Value, End of Period	$23.18	$20.87	$19.94	$22.38	$19.48	$16.03
Total Return[5]	11.08%	6.16%	(10.54)%	14.90%	21.70%[4]	28.29%[4]
Ratios to Average Net Assets:
Net expenses	1.93%[6]	1.92%	1.92%	1.92%	1.92%	1.92%[7]
Net investment income (loss)	(0.09)%[6]	1.25%	(0.44)%	0.53%	0.08%	0.19%
Expense waiver/reimbursement[8]	0.20%[6]	0.21%	0.15%	0.17%	0.26%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,551	$20,983	$24,426	$31,788	$33,452	$33,658
Portfolio turnover	27%	78%	102%	98%	81%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of 0.06% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.32% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.92% for the year ended September 30, 2012 after taking into account these expense reductions.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated Clover Value Fund–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.90	$19.96	$22.41	$19.50	$16.06	$12.54
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	0.25	(0.10)	0.12	0.01	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.33	0.97	(2.26)	2.79	3.45	3.43
TOTAL FROM INVESTMENT OPERATIONS	2.32	1.22	(2.36)	2.91	3.46	3.46
Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.28)	(0.09)	(0.00)[2]	(0.03)	(0.03)
Return of capital	—	—	—	—	(0.00)[2,3]	—
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.28)	(0.09)	(0.00)[2]	(0.03)	(0.03)
Regulatory Settlement Proceeds	—	—	—	—	0.01[4]	0.09[4]
Net Asset Value, End of Period	$23.22	$20.90	$19.96	$22.41	$19.50	$16.06
Total Return[5]	11.10%	6.17%	(10.57)%	14.94%	21.61%[4]	28.34%[4]
Ratios to Average Net Assets:
Net expenses	1.93%[6]	1.92%	1.92%	1.92%	1.92%	1.92%[7]
Net investment income (loss)	(0.11)%[6]	1.24%	(0.42)%	0.53%	0.08%	0.19%
Expense waiver/reimbursement[8]	0.16%[6]	0.17%	0.13%	0.13%	0.16%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,391	$32,263	$36,916	$46,022	$41,237	$37,331
Portfolio turnover	27%	78%	102%	98%	81%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.32% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.92% for the year ended September 30, 2012 after taking into account these expense reductions.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated Clover Value Fund–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.06	$20.11	$22.57	$19.60	$16.12	$12.58
Income From Investment Operations:
Net investment income[1]	0.09	0.45	0.12	0.34	0.19	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.37	0.98	(2.28)	2.81	3.47	3.45
TOTAL FROM INVESTMENT OPERATIONS	2.46	1.43	(2.16)	3.15	3.66	3.63
Less Distributions:
Distributions from net investment income	(0.06)	(0.48)	(0.30)	(0.18)	(0.18)	(0.18)
Return of capital	—	—	—	—	(0.01)[2]	—
TOTAL DISTRIBUTIONS	(0.06)	(0.48)	(0.30)	(0.18)	(0.19)	(0.18)
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]	0.09[3]
Net Asset Value, End of Period	$23.46	$21.06	$20.11	$22.57	$19.60	$16.12
Total Return[4]	11.67%	7.22%	(9.72)%	16.06%	22.90%[3]	29.66%[3]
Ratios to Average Net Assets:
Net expenses	0.95%[5]	0.94%	0.94%	0.94%	0.94%	0.94%[6]
Net investment income	0.82%[5]	2.19%	0.54%	1.54%	1.06%	1.18%
Expense waiver/reimbursement[7]	0.05%[5]	0.06%	0.03%	0.03%	0.04%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$114,040	$93,042	$131,623	$173,598	$204,251	$174,998
Portfolio turnover	27%	78%	102%	98%	81%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of 0.06% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 0.93% for the year ended September 30, 2012 after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated Clover Value Fund–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.05	$20.10	$22.54	$19.58	$16.11	$12.57
Income From Investment Operations:
Net investment income[1]	0.05	0.35	0.02	0.24	0.11	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.35	0.99	(2.28)	2.80	3.46	3.46
TOTAL FROM INVESTMENT OPERATIONS	2.40	1.34	(2.26)	3.04	3.57	3.56
Less Distributions:
Distributions from net investment income	(0.03)	(0.39)	(0.18)	(0.08)	(0.11)	(0.11)
Return of capital	—	—	—	—	(0.00)[2,3]	—
TOTAL DISTRIBUTIONS	(0.03)	(0.39)	(0.18)	(0.08)	(0.11)	(0.11)
Regulatory Settlement Proceeds	—	—	—	—	0.01[4]	0.09[4]
Net Asset Value, End of Period	$23.42	$21.05	$20.10	$22.54	$19.58	$16.11
Total Return[5]	11.41%	6.73%	(10.13)%	15.52%	22.32%[4]	29.07%[4]
Ratios to Average Net Assets:
Net expenses	1.40%[6]	1.41%	1.42%	1.38%	1.38%	1.42%[7]
Net investment income	0.42%[6]	1.73%	0.08%	1.06%	0.62%	0.70%
Expense waiver/reimbursement[8]	0.29%[6]	0.30%	0.27%	0.28%	0.29%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,129	$22,123	$21,968	$27,505	$24,706	$20,830
Portfolio turnover	27%	78%	102%	98%	81%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of 0.06% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.42% for the year ended September 30, 2012 after taking into account these expense reductions.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–Federated MDT Large Cap Value Fund–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2017	Year Ended October 31,		Period Ended 10/31/2014[1]
		2016	2015
Net Asset Value, Beginning of Period	$26.09	$27.84	$29.89	$28.47
Income From Investment Operations:
Net investment income	0.19	0.42[2]	0.37	0.13
Net realized and unrealized gain (loss) on investments	2.73	0.16	(0.00)[3]	1.44
TOTAL FROM INVESTMENT OPERATIONS	2.92	0.58	0.37	1.57
Less Distributions:
Distributions from net investment income	(0.20)	(0.42)	(0.36)	(0.15)
Distributions from net realized gain on investments	(1.00)	(1.91)	(2.06)	—
TOTAL DISTRIBUTIONS	(1.20)	(2.33)	(2.42)	(0.15)
Net Asset Value, End of Period	$27.81	$26.09	$27.84	$29.89
Total Return[4]	11.35%	2.47%	1.12%	5.51%
Ratios to Average Net Assets:
Net expenses	0.98%[5]	0.98%	0.99%	0.99%[5]
Net investment income	1.31%[5]	1.65%	1.28%	1.04%[5]
Expense waiver/reimbursement[6]	0.20%[5]	0.22%	0.24%	0.26%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$24,841	$14,389	$12,035	$3,518
Portfolio turnover	56%	88%	77%	34%[7]
1	Reflects operations for the period from May 1, 2014 (date of initial investment) to October 31, 2014.
2	Per share number has been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2014.

Financial Highlights–Federated MDT Large Cap Value Fund–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2017	Year Ended October 31,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.10	$27.85	$29.90	$28.56	$22.30	$22.52
Income From Investment Operations:
Net investment income	0.23	0.48[1]	0.42	0.37	0.41[1]	0.26
Net realized and unrealized gain (loss) on investments	2.72	0.15	(0.00)[2]	4.54	7.58	2.69
TOTAL FROM INVESTMENT OPERATIONS	2.95	0.63	0.42	4.91	7.99	2.95
Less Distributions:
Distributions from net investment income	(0.23)	(0.47)	(0.41)	(0.34)	(0.41)	(0.30)
Distributions from net realized gain on investments	(1.00)	(1.91)	(2.06)	(3.23)	(1.32)	(2.87)
TOTAL DISTRIBUTIONS	(1.23)	(2.38)	(2.47)	(3.57)	(1.73)	(3.17)
Net Asset Value, End of Period	$27.82	$26.10	$27.85	$29.90	$28.56	$22.30
Total Return[3]	11.46%	2.70%	1.32%	18.93%	38.21%	14.88%
Ratios to Average Net Assets:
Net expenses	0.76%[4]	0.76%	0.77%	0.77%	0.77%	0.77%
Net investment income	1.63%[4]	1.87%	1.50%	1.26%	1.62%	1.28%
Expense waiver/reimbursement[5]	0.21%[4]	0.22%	0.22%	0.23%	0.24%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$378,012	$241,699	$244,104	$165,122	$39,056	$33,523
Portfolio turnover	56%	88%	77%	34%	77%	121%
1	Per share number has been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns for periods less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated MDT Large Cap Value Fund–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2017	Period Ended 10/31/2016[1]
Net Asset Value, Beginning of Period	$26.11	$24.51
Income From Investment Operations:
Net investment income	0.23	0.08[2]
Net realized and unrealized gain (loss) on investments	2.72	1.62
TOTAL FROM INVESTMENT OPERATIONS	2.95	1.70
Less Distributions:
Distributions from net investment income	(0.24)	(0.10)
Distributions from net realized gain on investments	(1.00)	—
TOTAL DISTRIBUTIONS	(1.24)	(0.10)
Net Asset Value, End of Period	$27.82	$26.11
Total Return[3]	11.46%	6.95%
Ratios to Average Net Assets:
Net expenses	0.69%[4]	0.69%[4]
Net investment income	1.65%[4]	0.85%[4]
Expense waiver/reimbursement[5]	0.19%[4]	0.24%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$42,495	$28,838
Portfolio turnover	56%	88%[6]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to October 31, 2016.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2016.

Financial Highlights–Federated MDT Large Cap Value Fund–Service Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2017	Year Ended October 31,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.11	$27.85	$29.90	$28.56	$22.31	$22.53
Income From Investment Operations:
Net investment income	0.19	0.42[1]	0.37	0.30	0.35[1]	0.23
Net realized and unrealized gain (loss) on investments	2.73	0.17	(0.01)	4.55	7.57	2.67
TOTAL FROM INVESTMENT OPERATIONS	2.92	0.59	0.36	4.85	7.92	2.90
Less Distributions:
Distributions from net investment income	(0.20)	(0.42)	(0.35)	(0.28)	(0.35)	(0.25)
Distributions from net realized gain on investments	(1.00)	(1.91)	(2.06)	(3.23)	(1.32)	(2.87)
TOTAL DISTRIBUTIONS	(1.20)	(2.33)	(2.41)	(3.51)	(1.67)	(3.12)
Net Asset Value, End of Period	$27.83	$26.11	$27.85	$29.90	$28.56	$22.31
Total Return[2]	11.34%	2.50%	1.10%	18.68%	37.85%	14.63%
Ratios to Average Net Assets:
Net expenses	0.98%[3]	0.98%	0.99%	0.99%	0.99%	0.99%
Net investment income	1.39%[3]	1.66%	1.28%	1.06%	1.39%	1.08%
Expense waiver/reimbursement[4]	0.21%[3]	0.24%	0.23%	0.23%	0.25%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$288,321	$251,246	$277,253	$313,714	$228,665	$178,109
Portfolio turnover	56%	88%	77%	34%	77%	121%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value. Total returns for periods less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

ANNEX C - SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES
Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge (CDSC) waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only). The CDSC applicable to the converted shares will be waived, and Merrill Lynch will remit to the Fund's Distributor a portion of the waived CDSC. Such portion shall be equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
C-1

Front-End Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent
•	Breakpoints as described in this prospectus
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
C-2

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
314209 107
314209 206
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314209 503
314209 602
314209 701
314209 800
Q453827 (x/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
September 18, 2017
ACQUISITION OF THE ASSETS OF
FEDERATED CLOVER VALUE FUND
A Portfolio of Federated Equity Funds
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
AND
ACQUISITION OF THE ASSETS OF
FEDERATED MDT LARGE CAP VALUE FUND
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED MDT LARGE CAP VALUE FUND (the “Fund”)
A Portfolio of Federated MDT Equity Trust (the “Trust”)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated September 18, 2017, is not a Prospectus. A Prospectus/Proxy Statement dated September 18, 2017, related to the above-referenced matter may be obtained from Federated Clover Fund and/or Federated MDT Large Cap Value Fund and/or the Fund by writing or calling Federated Clover Fund and/or Federated MDT Large Cap Value Fund and/or the Fund, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated Clover Value Fund, dated November 30, 2016.
2.	Statement of Additional Information of Federated MDT Large Cap Value Fund, dated January 17, 2017.
3.	Statement of Additional Information of the Fund, dated [August 31], 2017.
4.	Audited Financial Statements of Federated Clover Value Fund, dated September 30, 2016.
5.	Audited Financial Statements of Federated MDT Large Cap Value Fund, dated October 31, 2016.
6.	Semi-Annual Report for Federated Clover Value Fund dated March 31, 2017 (File Nos.: 2-91090 and 811-4017).
7.	Semi-Annual Report for Federated MDT Large Cap Value Fund dated April 30, 2017 (File Nos.: 2-75756 and 811-3385).
INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated Clover Value Fund, dated November 30, 2016 is incorporated by reference to Post-Effective Amendment No.183 to its Registration Statement on Form N-1A (File Nos. 2-91090 and 811-4017), which was filed with the Securities and Exchange Commission (SEC) on November 28, 2016. A copy may be obtained from Federated Clover Value Fund by calling 1-800-341-7400.
The Statement of Additional Information of Federated MDT Large Cap Value Fund, dated January 17, 2017, is incorporated by reference to Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A (File Nos. 2-75756 and 811-3385 which was filed with the Securities and Exchange Commission on January 13, 2017. A copy may be obtained from Federated MDT Large Cap Value Fund by calling 1-800-341-7400.
The Statement of Additional Information of the Fund, dated [August 31, 2017], is incorporated by reference to Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A (File Nos. 333-218374 and 811-23259) which was filed with the Securities and Exchange Commission on [August , 2017]. A copy may be obtained from the Fund by calling 1-800-341-7400.
The audited financial statements of Federated Clover Value Fund, dated September 30, 2016, are included in the Annual Report to shareholders of Federated Clover Value Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on November 28, 2016.
The audited financial statements of Federated MDT Large Cap Value Fund, dated October 31, 2016, are included in the Annual Report to shareholders of Federated MDT Large Cap Value Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on December 28, 2016.
The unaudited financial statements of Federated Clover Value Fund, dated March 31, 2017, are included in the Semi-Annual Report to shareholders of Federated Clover Value Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on May 25, 2017.
The unaudited financial statements of Federated MDT Large Cap Value Fund, dated April 30, 2017, are included in the Semi-Annual Report to shareholders of Federated MDT Large Cap Value Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on June 26, 2017.
PRO FORMA FINANCIAL INFORMATION
Pro forma financial information for the Fund are provided below, as the combination of the net assets of Federated Clover Value Fund and Federated MDT Large Cap Value Fund exceeded 10% of the Fund's net asset value (as the Fund has not yet commenced operations as of the date of this Form N-14 filing), measured as of a date within thirty days prior to the date of the filing of this registration statement in accordance with Instruction 2 to Item 14 of Form N-14.
PRO FORMA NARRATIVE
Pro Forma Financial Information
Federated Clover Value Fund, Federated MDT Large Cap Value Fund into Surviving Fund
Federated Clover Value Fund, a portfolio of Federated Equity Funds, and Federated MDT Large Cap Value Fund (collectively, the “Reorganizing Funds”) and Federated MDT Large Cap Value Fund (the “Surviving Fund”), a portfolio of Federated MDT Equity Trust, each are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. Federated Clover Value Fund is advised by Federated Global Investment Management Corp., and Federated MDT Large Cap Value Fund and the Surviving Fund are advised by Federated MDTA LLC (individually, each an “Adviser”, collectively, the “Advisers”).
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The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of Federated Clover Value Fund's Annual Report for the fiscal year ended September 30, 2016 and the Semi-Annual Report for the six-months ended March 31, 2017 and Federated MDT Large Cap Value Fund's Annual Report for the fiscal year ended October 31, 2016 and Semi-Annual Report for the six-months ended April 30, 2017, which are on file with the SEC and are available at no charge. The Reorganizing Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies, which are disclosed in the historical financial statements. The Surviving Fund will also follow GAAP and was created to be the surviving fund in the Reorganization.
Narrative Description of the Pro Forma Effects of the Reorganization
The unaudited pro forma information set forth below for the twelve months ended April 30, 2017, is intended to present ratios and supplemental data as if the Reorganization of the Reorganizing Funds into the Surviving Fund had been consummated on May 1, 2016. The Surviving Fund was created to be the legal surviving entity in this Reorganization. Accordingly, as of the date of the Prospectus/Proxy Statement, the Surviving Fund had not yet commenced investment operations. The Surviving Fund will officially commence operations upon completion of the Reorganization. The Reorganization is intended to consolidate the Reorganizing Funds into a fund with substantially similar investment objectives, investment strategies and risks. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.
The Surviving Fund will offer seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares. Federated Clover Value Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Federated MDT Large Cap Value Fund currently offers four classes of shares: Class A Shares, Institutional Shares, Service Shares and Class R6 Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of Federated Clover Value Fund for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of the Surviving Fund, respectively, and for Class A Shares, Institutional Shares, Service Shares and Class R6 Shares of Federated MDT Large Cap Value Fund for Class A Shares, Institutional Shares, Service Shares and Class R6 Shares of the Surviving Fund, respectively. Under GAAP, Federated MDT Large Cap Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. No gain or loss will be recognized by the Reorganizing Funds or their shareholders as a result of the merger.
The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreements and Plans of Reorganization. The Federated Funds' Advisers and/or their affiliates, will bear certain expenses associated with the Funds participation in the Reorganization, provided however that the Surviving Fund shall bear expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials, including the filing, printing and mailing of supplements to the Reorganizing Funds' prospectuses to announce the Reorganization and Shareholder Meetings; (b) accounting fees; (c) legal fees incurred by each Fund; (d) solicitation costs of the transaction and (e) other related administrative or operational costs, including tabulation of the votes.
It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).
Portfolio Valuation
In calculating its net asset value (NAV), each Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Funds' Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if a Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is not deemed representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Funds, the Advisers and certain of the Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever an Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when an Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, a Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
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Pro Forma Adjustments
As of April 30, 2017, Federated Clover Value Fund's net assets amounted to approximately $554 million and Federated MDT Large Cap Value Fund's net assets amounted to approximately $774 million. The expected net assets of the Surviving Fund, had the Reorganization been consummated on May 1, 2016, the beginning of the twelve-month period, are approximately $1.33 billion.
At April 30, 2017, Federated Clover Value Fund and Federated MDT Large Cap Value Fund paid investment advisory fees computed at the annual rate of 0.75% and 0.73%, as a percentage of average daily net assets.
On a pro forma basis, for the twelve months ended April 30, 2017, the proposed Reorganization of the Reorganizing Funds and the Surviving Fund would have resulted in a decrease in gross operating expenses of approximately $830,000, the most significant of which is a decrease of approximately $735,000 in the investment advisory fee due to the tiered Advisory fee structure for the Surviving Fund. Based on average daily net assets, the advisory agreement provides for an annual fee equal to 0.75% on the first $500 million, 0.675% on the second $500 million, 0.60% on the third $500 million, 0.525% on the fourth $500 million and 0.40% on assets in excess of $2 billion. As such, the advisory fee of the combined portfolio will reduce to 0.68%. Likewise, reductions of approximately $30,000 in audit fees and $55,000 in portfolio accounting fees result from combining the two portfolios into one. On a proforma basis, the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to the Surviving Fund, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses so that total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.98%, 1.85%, 1.80%, 1.43%, 0.76%, 0.98% and 0.69% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018; or (b) the date of the Surviving Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
The Reorganizing Funds, except as described in the Prospectus/Proxy Statement, do not currently intend to sell any of their portfolio securities, other than in the ordinary course of business, prior to or after the Reorganization in connection with the Reorganization.
Tax Status
Each Fund has elected or will elect to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Code and intends to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, Federated Clover Value Fund will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.
The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are mainly the result of the deferral of losses on wash sales.
Capital Loss Carryforwards
As of April 30, 2017, based on their most recent fiscal year end, Federated Clover Value Fund and Federated MDT Large Cap Value Fund had capital loss carryforwards available to offset future net realized capital gains of $70,218,412 and $0, respectively.
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FEDERATED CLOVER VALUE FUND
FEDERATED MDT LARGE CAP VALUE FUND
FEDERATED MDT LARGE CAP VALUE FUND (a Portfolio of Federated MDT Equity Trust)
Investment Adviser –
Federated Clover Value Fund
Federated Global Investment Management Corp.
101 Park Avenue, 41st Floor
New York, NY 10178
Investment Adviser –
Federated MDT Large Cap Value Fund and Federated MDT Large Cap Value Fund (a portfolio of Federated MDT Equity Trust)
Federated MDTA LLC.
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
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Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q453828 (x/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

PART C. OTHER INFORMATION.

Item 15. Indemnification

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

The Investment Advisory Contract between the Registrant and Federated MDTA LLC ("Adviser"), provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract, to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)
	1.1	Form of Agreement and Declaration of Trust of the Registrant;	(1)
	1.2	Conformed copy of Agreement and Declaration of Trust of the Registrant dated July 12, 2017;	+
	1.3	Conformed copy of Certificate of Trust of the Registrant dated July 12, 2017;	+

(2)
	2.1	Form of By-Laws;	(1)
	2.2	Conformed copy of By-Laws dated July 12, 2017;	+

(3)	Not applicable

(4)	Forms of Agreements and Plans of Reorganization are filed herein as Annex A to the Prospectus/Proxy Statement;	+

(5)	Federated Securities Corp. does not issue share certificates for the Fund.

(6)
	6.1	Form of Investment Advisory Contract of the Registrant;	(1)
	6.2	Conformed copy of Investment Advisory Contract of the Registrant dated June 1, 2017;	+

(7)
	7.1	Conformed copy Distributor’s Contract of the Registrant (to be filed by amendment);

(8)	Not applicable

(9)
	9.1	Conformed copy of Custodian Agreement of the Registrant (to be filed by amendment);

(10)
	10.1	Conformed copy of Rule 12b-1 Distribution Plan (to be filed by amendment);
	10.2	Conformed copy of Multiple Class Plan and Exhibits (to be filed by amendment);

(11)	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued dated August 8, 2017;	+

(12)	Form of Opinion regarding Tax Consequences of the Reorganizations;	+

(13)
	13.1	Conformed copy of Agreement for Administrative Services between Registrant and Federated Administrative Services (to be filed by amendment);
	13.2	Conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company (to be filed by amendment);
	13.3	Conformed copy of Financial Administration and Accounting Services Agreement between Registrant and State Street Bank and Trust Company (to be filed by amendment);
	13.4	Conformed copy of Amended and Restated Services Agreement between Registrant and Federated Shareholder Services Company (to be filed by amendment);
	13.5	Conformed copy of Principal Shareholder Services Agreement between Registrant and Federated Securities Corp. (to be filed by amendment);
	13.6	Conformed copy of Shareholder Services Agreement between Registrant and Federated Shareholder Services Company (to be filed by amendment);

(14)	Conformed copy of Consent of KPMG LLP, Independent Registered Public Accounting Firm;	+

(15)	Not Applicable

(16)
	16.1	Conformed copy of Power of Attorney of the Registrant relating to the proposed reorganization pursuant to Form N-14 of Federated MDT Large Cap Value Fund into Federated MDT Large Cap Value Fund, a portfolio of the Registrant;	+
	16.2	Conformed copy of Unanimous Consent of Trustees of the Registrant authorizing the Secretary and Assistant Secretaries to sign the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganization of Federated MDT Large Cap Value Fund into Federated MDT Large Cap Value Fund, a portfolio of the Registrant;	+
	16.3	Conformed copy of Power of Attorney of the Registrant relating to the proposed reorganization pursuant to Form N-14 of Federated Clover Value Fund, a portfolio of Federated Equity Funds, into Federated MDT Large Cap Value Fund, a portfolios of the Registrant;	+

16.4	Conformed copy of Unanimous Consent of Trustees of the Registrant authorizing the Secretary and Assistant Secretaries to sign the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganization of Federated Clover Value Fund, a portfolio of Federated Equity Funds, into Federated MDT Large Cap Value Fund, a portfolio of the Registrant;	+

(17)	Form of Ballot
	17.1	Form of Ballot for Federated MDT Large Cap Value Fund;	+
	17.2	Form of Ballot for Federated Clover Value Fund, a portfolio of Federated Equity Funds;	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-52149 and 811-7141)
1.	Initial Registration Statement filed May 31, 2017.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, FEDERATED MDT EQUITY TRUST, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 9th day of August, 2017.

FEDERATED MDT EQUITY TRUST
BY:/s/ Edward C. Bartley Edward C. Bartley, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY:/s/ Edward C. Bartley Edward C. Bartley, Assistant Secretary	Attorney In Fact For the Persons Listed Below	August 9, 2017
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
John B. Fisher*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney